SCUDDER
                                                                     INVESTMENTS


Supplement to the currently effective prospectus of each of the listed funds:

Scudder Balanced Fund
Scudder Florida Tax-Free Income Fund
Scudder Growth Fund
Scudder International Equity Fund
Scudder New Europe Fund

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Deutsche Investment Management Americas Inc., the advisor of the above-noted funds (the "Advisor"), is proposing the following fund mergers as part of the Advisor's initiative to restructure and streamline the family of Scudder funds. In the chart below the Acquired Funds on the left are merging into the Acquiring Funds on the right.

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Acquired Funds                           Acquiring Funds
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Scudder Balanced Fund                    Scudder Total Return Fund
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Scudder Growth Fund                      Scudder Capital Growth Fund
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Scudder Florida Tax-Free Income Fund     Scudder Managed Municipal Bond Fund
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Scudder New Europe Fund                  Scudder Greater Europe Growth Fund
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Scudder International Equity Fund        Scudder International Fund
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Completion of each merger is subject to a number of conditions, including final approval by each participating Fund's Board and approval by share-holders of the Acquired Fund at a shareholder meeting expected to be held within approximately the next four months. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger, and (ii) a Prospectus for the applicable Acquiring Fund.




               Please Retain This Supplement for Future Reference

October 15, 2004

                                                                         SCUDDER
                                                                     INVESTMENTS

                            Growth Funds
                            Classes A, B and C

                      Prospectus

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                            December 1, 2004
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                        |
                        |   Scudder Growth Fund








As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                     How to Invest in the Fund

     4  The Fund's Main Investment         20  Choosing a Share Class
        Strategy
                                           26  How to Buy Shares
     5  The Main Risks of Investing
        in the Fund                        27  How to Exchange or Sell
                                               Shares
     7  The Fund's Performance
        History                            28  Policies You Should Know
                                               About
     9  How Much Investors Pay
                                           37  Understanding Distributions
    11  Other Policies and Secondary           and Taxes
        Risks

    13  Who Manages and Oversees
        the Fund

    16  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

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                                             |   Class A     Class B     Class C
                                             |
                              ticker symbol  |   KGRAX       KGRBX       KGRCX
                                fund number  |   003         203         303

Scudder Growth Fund
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The Fund's Main Investment Strategy

The fund seeks growth of capital through professional management and diversification of investments in securities that the investment manager believes have the potential for capital appreciation. These investments are primarily common stocks, but may include preferred stocks and securities convertible into common stocks.

The fund normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000r Growth Index (as of October 31, 2004, the Russell 1000r Growth Index had a median market capitalization of $4.01 billion).

In managing the fund, the managers use a combination of three analytical disciplines:

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

Fundamental company research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies with projected above-average growth of revenue or earnings relative to their sector.

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OTHER INVESTMENTS While the fund normally will not invest in foreign securities, it may invest up to 25% of its assets in foreign securities (not including
ADRs). The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

The managers may favor different types of securities from different industries and companies at different times.

The managers generally keep the fund's sector weightings similar to those of the Russell 1000r Growth Index.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, the company's fundamentals have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in a moderate to aggressive long-term growth fund with a large-cap emphasis.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charge of Class B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Growth Fund

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Annual Total Returns (%) as of 12/31 each year                    Class A
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994       -5.91
1995       31.87
1996       16.34
1997       16.80
1998       14.22
1999       36.91
2000      -19.73
2001      -23.01
2002      -29.79
2003       24.47



2004 Total Return as of September 30: -2.95%

For the periods included in the bar chart:

Best Quarter: 29.11%, Q4 1999              Worst Quarter: -22.18%, Q3 1998

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Average Annual Total Returns (%) as of 12/31/2003
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                                          1 Year        5 Years        10 Years
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Class A
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  Return before Taxes                    17.31          -6.97           2.99
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  Return after Taxes on                  17.31          -7.76           0.85
  Distributions
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  Return after Taxes on                  11.25         -5.65*           1.87
  Distributions and Sale of
  Fund Shares
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Class B (Return before Taxes)            20.40          -6.92           2.56
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Class C (Return before Taxes)            23.43          -6.66           2.72
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Index 1 (reflects no deductions for      29.75          -5.11           9.21
fees, expenses or taxes)
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Index 2 (reflects no deductions for      28.68          -0.57          11.07
fees, expenses or taxes)
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Index 1: Russell 1000R Growth Index consists of those stocks in the Russell 1000R Index that have a greater-than-average growth orientation.

Index 2: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Total returns for would have been lower if operating expenses hadn't been reduced.

* Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

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Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.




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The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

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Fee Table                                   Class A       Class B      Class C
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Shareholder Fees, paid directly from your investment
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Maximum Sales Charge (Load) Imposed on         5.75%        None         None
Purchases (as % of offering price)
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Maximum Contingent Deferred Sales Charge      None^1        4.00%        1.00%
(Load) (as % of redemption proceeds)
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Redemption/Exchange fee on shares owned        2.00         2.00         2.00
less than 15 days (as % of amount
redeemed, if applicable)^2
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Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                 0.56%        0.56%        0.56%
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Distribution/Service (12b-1) Fee^3             0.24         1.00         1.00
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Other Expenses                                 0.28         0.75         0.67
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Total Annual Operating Expenses                1.08         2.31         2.23
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Less Expense Waiver/Reimbursement^3,^4         0.00         0.67         0.24
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Net Annual Fund Operating Expenses (after      1.08         1.64         1.99
waiver)^3,^4
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^1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.

^2 This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see "Policies about transactions" for further information.

^3 Effective October 1, 2004, the Advisor has temporarily agreed to reduce the Rule 12b-1 distribution fee on Class B shares to 0.375%.

^4 Through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.920%, 1.005% and 0.990% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period for Class B and Class C shares), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

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Example                      1 Year        3 Years       5 Years       10 Years
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Expenses, assuming you sold your shares at the end of each period
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Class A shares                $679           $899        $1,136         $1,816
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Class B shares                 567            957         1,374          1,995
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Class C shares                 302            674         1,173          2,546
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Expenses, assuming you kept your shares
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Class A shares                $679           $899        $1,136         $1,816
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Class B shares                 167            657         1,174          1,995
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Class C shares                 202            674         1,173          2,546
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Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about.

Other policies

o Although major changes tend to be infrequent, the Board could change the fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.56% of its average daily net assets.

The portfolio managers

The following people handle the day-to-day management of the fund.


  Julie M. Van Cleave, CFA                Jack A. Zehner
  Managing Director of Deutsche Asset     Director of Deutsche Asset
  Management and portfolio manager of     Management and portfolio manager of
  the fund.                               the fund.
   o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     and the fund in 2002.                   and the fund in 2002.
   o Head of Large Cap Growth.             o Previous experience includes
   o Previous experience includes 19         nine years of investment
     years of investment industry            industry experience at Mason
     experience at Mason Street              Street Advisors where he
     Advisors, most recently serving as      served most recently as Director
     Managing Director and team leader       -- Common Stock.
     for the large cap investment team.    o MBA, Marquette University.
   o MBA, University of Wisconsin --
     Madison.                             Thomas J. Schmid, CFA
                                          Director of Deutsche Asset
                                          Management and portfolio manager of
                                          the fund.
                                           o Joined Deutsche Asset Management
                                             and the fund in 2002.
                                           o Previous experience includes 16
                                             years of investment industry
                                             experience, most recently
                                             serving as Director -- Common
                                             Stock at Mason Street Advisors.
                                           o MBA, University of Chicago.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights

The tables are designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Scudder Growth Fund -- Class A

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 Years Ended September 30,             2004     2003    2002    2001     2000
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Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $ 8.09   $ 6.69  $ 9.10  $18.04   $15.79
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Income (loss) from investment
operations:
  Net investment income (loss)^a       (.01)    (.02)   (.03)   (.04)    (.08)
--------------------------------------------------------------------------------
  Net realized and unrealized gain      .46     1.42   (2.38)  (7.17)    4.09
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      .45     1.40   (2.41)  (7.21)    4.01
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                           --       --      --   (1.73)   (1.76)
--------------------------------------------------------------------------------
Net asset value, end of period       $ 8.54   $ 8.09  $ 6.69  $ 9.10   $18.04
--------------------------------------------------------------------------------
Total Return (%)^b                     5.56    20.93  (26.48) (42.55)   25.49
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)  768      843     779   1,255    2,445
--------------------------------------------------------------------------------
Ratio of expenses before expense       1.08     1.13    1.00    1.04^c   1.00
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense        1.08     1.13    1.00    1.02^c    .99
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income         (.14)    (.24)   (.33)   (.28)    (.44)
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              21       25      44      80       49
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.

Scudder Growth Fund -- Class B

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 Years Ended September 30,             2004     2003     2002    2001     2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $ 7.10   $ 5.91   $ 8.12  $16.50   $14.69
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a       (.07)    (.07)    (.09)   (.15)    (.23)
--------------------------------------------------------------------------------
  Net realized and unrealized gain      .39     1.26    (2.12)  (6.50)    3.80
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      .32     1.19    (2.21)  (6.65)    3.57
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                           --       --       --   (1.73)   (1.76)
--------------------------------------------------------------------------------
Net asset value, end of period       $ 7.42   $ 7.10   $ 5.91  $ 8.12   $16.50
--------------------------------------------------------------------------------
Total Return (%)^b                     4.51^c  20.14   (27.22) (43.19)   24.32
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period                79      105      116     228      504
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense       2.31     1.99     1.90    2.06^d   1.91
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense        2.01     1.99     1.90    2.06^d   1.90
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income        (1.07)   (1.10)   (1.23)  (1.33)   (1.35)
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              21       25       44      80       49
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return does not reflect the effect of any sales charges.

^c   Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.02% and 2.02%, respectively.

Scudder Growth Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended September 30,          2004     2003     2002     2001     2000
--------------------------------------------------------------------------------
x
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 7.23   $ 6.03   $ 8.27   $16.72   $14.87
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a    (.07)    (.07)    (.09)    (.12)    (.23)
--------------------------------------------------------------------------------
  Net realized and unrealized        .40     1.27    (2.15)   (6.60)    3.84
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations   .33     1.20    (2.24)   (6.72)    3.61
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions             --       --       --    (1.73)   (1.76)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 7.56   $ 7.23   $ 6.03   $ 8.27   $16.72
--------------------------------------------------------------------------------
Total Return (%)b                   4.56^c  19.90   (27.09)  (43.03)   24.30
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             18       20       18       26       42
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense    2.23     1.97     1.86     1.87^d   1.90
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense     1.99     1.97     1.86     1.83^d   1.89
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income     (1.05)   (1.08)   (1.19)   (1.08)   (1.34)
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           21       25       44       80       49
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return does not reflect the effect of any sales charges.

^c   Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus offers three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers Institutional Class shares separately through another prospectus. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o Up to 0.25% annual shareholder            Class C
  servicing fee
--------------------------------------------------------------------------------
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o Up to 0.75% annual distribution fee
  and 0.25% shareholder servicing fee
--------------------------------------------------------------------------------
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower than Class B shares, but your
o Deferred sales charge of 1.00%,           shares never convert to Class A, so
  charged when you sell shares you          annual expenses remain higher
  bought within the last year

o Up to 0.75% annual distribution fee
  and 0.25% shareholder servicing fee
--------------------------------------------------------------------------------

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

---------------------------------------------------------------------
                             Front-end Sales      Front-end Sales
                              Charge as %      Charge as % of your
Your investment            of offering price*      net investment
---------------------------------------------------------------------
Up to $50,000                     5.75                6.10
---------------------------------------------------------------------
$50,000-$99,999                   4.50                4.71
---------------------------------------------------------------------
$100,000-$249,999                 3.50                3.63
---------------------------------------------------------------------
$250,000-$499,999                 2.60                2.67
---------------------------------------------------------------------
$500,000-$999,999                 2.00                2.04
---------------------------------------------------------------------
$1 million or more        See below and next page
---------------------------------------------------------------------

* The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months ("Letter of Intent")

o the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

o you are investing a total of $50,000 or more in Class A shares of several funds on the same day ("Combined Purchases")

The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

o  reinvesting dividends or distributions

o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

o exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

o a current or former director or trustee of the Deutsche or Scudder mutual funds

o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                      4.00%
---------------------------------------------------------------------
Second or third year                             3.00
---------------------------------------------------------------------
Fourth or fifth year                             2.00
---------------------------------------------------------------------
Sixth year                                       1.00
---------------------------------------------------------------------
Seventh year and later         None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in these funds or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

With Class C shares, you pay no up-front sales charges. Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

---------------------------------------------------------------------
Year after you bought shares         CDSC on shares you sell
---------------------------------------------------------------------
First year                                    1.00%
---------------------------------------------------------------------
Second year and later                          None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charge, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By phone

Not available                             o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

Not available                             o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 32
existing accounts
--------------------------------------------------------------------------------
Through a financial advisor               o Contact your advisor by the method
                                            that's most convenient for you
o  Contact your advisor by the method
  that's most convenient for you
--------------------------------------------------------------------------------
By phone or wire                          o Call (800) 621-1048 for instructions

o  Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
--------------------------------------------------------------------------------
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.scudder.com and log in        o Go to www.scudder.com and log in

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or a retirement plan, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. The fund has another share class, which is described in a separate prospectus and has different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business Eacheach day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Redemption fees. Effective February 1, 2005, the fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The fund expects that the waiver for certain group retirement plans will be eliminated over time as the plans' operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to modify or terminate these waivers or the redemption fee at any time.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy and QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don't affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. Among others, these include:

o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist.

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o  withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors, Inc., the fund's distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate net asset value per share or NAV, each share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                --------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board that are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information or quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Effective February 1, 2005, each fund may charge a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 15 days of buying them. Please see "Policies about transactions -- Redemption fees" for further information.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or in any case, where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except for an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:

--------------------------------------------------------------------
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
--------------------------------------------------------------------
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by a fund for      securities held by a fund for
  more than one year                 one year or less

o qualified dividend income        o  all other taxable income
--------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
--------------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of each fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long- term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

For More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 621-1048                             (202) 942-8090


Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


SCUDDER
INVESTMENTS
                                          SEC File Number:
A Member of
Deutsche Asset Management [LOGO]          Scudder Growth Fund           811-1365

                                                                     SCUDDER
                                                                     INVESTMENTS

                            Growth Funds

                            Institutional Class

Prospectus

--------------------------------------------------------------------------------
                            December 1, 2004
--------------------------------------------------------------------------------

                            Scudder Growth Fund










As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------










Contents
--------------------------------------------------------------------------------

How the Fund Works                         How to Invest in the Fund

  4  The Fund's Main Investment             17  Buying and Selling
     Strategy                                   Institutional Class Shares

  5  The Main Risks of Investing            21  Policies You Should Know
     in the Fund                                About

  7  The Fund's Performance                 29  Understanding Distributions
     History                                    and Taxes

  9  How Much Investors Pay

 10  Other Policies and Secondary
     Risks

 12  Who Manages and Oversees
     the Fund

 15  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                         |   Institutional Class
                                          ticker symbol  |   KGRIX

                                          fund number    |   503

  Scudder Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks growth of capital through professional management and diversification of investments in securities that the investment manager believes have the potential for capital appreciation. These investments are primarily common stocks, but may include preferred stocks and securities convertible into common stocks.

The fund normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000(R) Growth Index (as of October 31, 2004, the Russell 1000(R) Growth Index had a median market capitalization of $4.01 billion).

In managing the fund, the managers use a combination of three analytical disciplines:

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

Fundamental company research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies with projected above-average growth of revenue or earnings relative to their sector.


--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund normally will not invest in foreign securities, it may invest up to 25% of its assets in foreign securities (not including
ADRs). The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (See "Secondary risks" for more information).

The managers may favor different types of securities from different industries and companies at different times.

The managers generally keep the fund's sector weightings similar to those of the Russell 1000(R) Growth Index.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, the company's fundamentals have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in a moderate to aggressive long-term growth fund with a large-cap emphasis.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares (formerly Class I shares) has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Growth Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Institutional Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996      16.76
1997      17.43
1998      14.68
1999      37.44
2000     -19.43
2001     -22.77
2002     -29.48
2003      25.00

2004 Total Return as of September 30: -2.84%

For the periods included in the bar chart:

Best Quarter: 29.23%, Q4 1999             Worst Quarter: -22.10%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------
                                                                       Since
                                         1 Year        5 Years      Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                    25.00          -5.49           3.53
--------------------------------------------------------------------------------
  Return after Taxes on                  25.00          -6.28           1.09
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                  16.25        -4.46**           2.23
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for      29.75          -5.11           8.20
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for      28.68          -0.57          10.55
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: Russell 1000R Growth Index consists of those stocks in the Russell 1000R Index that have a greater-than-average growth orientation.

Index 2: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Total returns would have been lower if operating expenses hadn't been reduced.

*    Since 7/31/1995. Index comparisons begin 6/30/1995.

** Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor
(800) 730-1313 or visit our Web site at www.scudder.com.










--------------------------------------------------------------------------------



The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned                                  2.00%
less than 15 days (as % of amount
redeemed, if applicable)^1
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                           0.56%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                           2.02
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          2.58
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement2                                       1.86
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses (after waiver)^2                      0.72
--------------------------------------------------------------------------------

^1 This fee will be charged on applicable redemptions or exchanges made on or after February 1, 2005. Please see "Policies about transactions" for further information.

^2 Through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.715% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                     1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class           $74           $625          $1,203        $2,775
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about.

Other policies

o Although major changes tend to be infrequent, the Board could change the fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.56% of its average daily net assets.

The portfolio managers

The following people handle the day-to-day management of the fund.


Julie M. Van Cleave, CFA                  Jack A. Zehner
Managing Director of Deutsche Asset       Director of Deutsche Asset Management
Management and Portfolio Manager          and Portfolio Manager of the fund.
of the fund.                                o   Joined Deutsche Asset Management
  o   Joined Deutsche Asset Management          and the fund in 2002.
      and the fund in 2002.                 o   Previous experience includes nine
  o   Head of Large Cap Growth.                 years of investment industry
  o   Previous experience includes 19           experience at Mason Street
      years of investment industry              Advisors where he served most
      experience at Mason Street                recently as Director --
      Advisors, most recently serving as        Common Stock.
      Managing Director and team leader     o   MBA, Marquette University.
      for the large cap investment team.
  o   MBA, University of Wisconsin --     Thomas J. Schmid, CFA
      Madison.                            Director of Deutsche Asset Management
                                          and Portfolio Manager of the fund.
                                            o   Joined Deutsche Asset Management
                                                and the fund in 2002.
                                            o   Previous experience includes 16
                                                years of investment industry
                                                experience, most recently serving
                                                as Director -- Common Stock at
                                                Mason Street Advisors.
                                            o   MBA, University of Chicago.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights

The table is designed to help you understand the fund's Institutional Class shares' financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Scudder Growth Fund -- Institutional Class
(formerly Class I)


--------------------------------------------------------------------------------
 Years Ended September 30,           2004     2003      2002     2001      2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 8.40    $ 6.91   $ 9.38    $18.45   $16.07
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a     .02       .02       --^b     .02     (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized        .48      1.47   (2.47)    (7.36)     4.16
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations   .50      1.49   (2.47)    (7.34)     4.14
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions            --        --      --       (1.73)   (1.76)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 8.90    $ 8.40   $ 6.91    $ 9.38   $18.45
--------------------------------------------------------------------------------
Total Return (%)                   5.83^c    21.56   (26.33)   (42.25)   25.81
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             .4         1        8        13       23
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense    2.58       .69      .65      .62d      .69
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .72       .69      .65      .62d      .68
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       .22       .20      .02       .12    (.13)
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           21        25       44        80       49
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Amount is less than $.005.

^c   Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .61% and .61%, respectively.

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. The fund's advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to Scudder Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the fund.

Investment minimums

Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the fund.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the transfer agent

=====================================================================
By Phone:           (800) 730-1313
=====================================================================
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
=====================================================================
Additional          Scudder Investments Service Company
Investments         P.O. Box 219154
By Mail:            Kansas City, MO 64121-9154
=====================================================================
By Overnight        Scudder Investments Service Company
Mail:               210 W. 10th Street
                    Kansas City, MO 64105-1614
=====================================================================
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
=====================================================================

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

=====================================================================
MAIL:               Complete and sign the account application that
                    accompanies this prospectus. (You may obtain
                    additional applications by calling the transfer
                    agent.) Mail the completed application along
                    with a check payable to the fund to the
                    transfer agent. Be sure to include the fund
                    number. The addresses are shown under "How to
                    contact the transfer agent."
=====================================================================
WIRE:               Call the transfer agent to set up a wire
                    account.
=====================================================================
FUND NAME AND FUND  Scudder Growth Fund -- Institutional Class --
NUMBER:             503.
=====================================================================

Please note that your account cannot become activated until we receive a completed application.


How to buy and sell shares

MAIL:

Buying: Send your check, payable to "Scudder Growth Fund -- Institutional Class -- 503" to the transfer agent. The addresses are shown above under "How to contact the transfer agent." Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected and the dollar amount or percentage you would like invested in the fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Shareholder Services at
(800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.

=======================================================================
Bank Name:          State Street Kansas City
=======================================================================
Routing No:         101003621
=======================================================================
Attn:               Scudder Funds
=======================================================================
DDA No:             751-069-01
=======================================================================
FBO:                (Account name)
                    (Account number)
=======================================================================
Credit              Scudder Growth Fund -- Institutional Class -- 503.
=======================================================================

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your service agent or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional Class shares of another Scudder fund by calling Shareholder Services.

You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.


Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or a retirement plan, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund's Institutional Class. The fund has other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Redemption fees. Effective February 1, 2005, the fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value), on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The fund expects that the waiver for certain group retirement plans will be eliminated over time as the plans' operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to modify or terminate these waivers or the redemption fee at any time.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

How the fund calculates share price

To calculate net asset value per share, or NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                 -------------------------------------   =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Effective February 1, 2005, each fund may charge a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 15 days of buying them. Please see "Policies about transactions -- Redemption fees" for further information.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

o redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason other than a change in market value

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders annually in December, and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gain distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under Federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment at NAV is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:

====================================================================
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
====================================================================
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other taxable income
====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
====================================================================

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

--------------------------------------------------------------------------------


To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 730-1313                             (202) 942-8090










Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

SCUDDER
INVESTMENTS
                                           SEC File Number:

A Member of                                Scudder Growth Fund        811-1365
Deutsche Asset Management [LOGO]

                                INVESTMENT TRUST

                           Scudder Capital Growth Fund
                 Class A, B, C, R and Institutional Class Shares

                        Scudder Large Company Growth Fund
                 Class A, B, C, R and Institutional Class Shares

                              SCUDDER GROWTH TRUST

                               Scudder Growth Fund

         Class A, B, C and Institutional Class (formerly Class I) Shares





                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2004

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the applicable prospectus for Scudder Capital Growth Fund, Scudder Growth Fund and Scudder Large Company Growth Fund (each a "Fund," collectively, the "Funds"), dated December 1, 2004, as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained, and is available along with other materials on the Securities and Exchange Commissions Internet Web site (http://www.sec.gov).


The Annual Reports to Shareholders dated September 30, 2004 for Scudder Capital Growth Fund and Scudder Growth Fund, and July 31, 2004 for Scudder Large Company Growth Fund are attached hereto (for Scudder Capital Growth Fund) and incorporated by reference and are hereby deemed to be part of this Statement of Additional Information (for Scudder Large Company Growth Fund).


This Statement of Additional Information is incorporated by reference into the corresponding prospectuses for each class of shares of the Funds noted above.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................3


MANAGEMENT OF THE FUNDS......................................................18
   Investment Advisor........................................................18
   Administrative Agreement..................................................24

SERVICE PROVIDERS............................................................25
   Principal Underwriter and Administrator...................................25
   Independent Registered Public Accounting Firms............................30
   Legal Counsel.............................................................30
   Fund Accounting Agent.....................................................30
   Administrator.............................................................31
   Custodian, Transfer Agent and Shareholder Service Agent...................31

PORTFOLIO TRANSACTIONS.......................................................32

PURCHASE AND REDEMPTION OF SHARES............................................34

DIVIDENDS....................................................................44

TAXES........................................................................45

NET ASSET VALUE..............................................................49

TRUSTEES AND OFFICERS........................................................55

TRUST ORGANIZATION...........................................................66

PROXY VOTING GUIDELINES......................................................68

FINANCIAL STATEMENTS.........................................................69

ADDITIONAL INFORMATION.......................................................69

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund will not:

(1) borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)      issue senior securities, except as permitted under the 1940 Act;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act;

(4) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7)      make loans except as permitted under the 1940 Act.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of each Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. Nonfundamental policies may be changed by the Trustees of the Trust without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently may not:

(a)      borrow money in an amount  greater  than 5% of its total assets  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g) lend portfolio securities in an amount greater than 33 1/3% of its total assets;

(h) for Scudder Growth Fund only -- invest more than 15% of net assets in illiquid securities; and

(i) for Scudder Capital Growth Fund and Scudder Large Company Growth Fund only -- acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

All Funds are restricted by the Securities and Exchange Commission's ("SEC" or "Commission") 15% limitation on investing in illiquid securities.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest without limit in cash and cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Securities"), domestic repurchase agreements, money market instruments and high quality debt securities without equity features. In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.

Master/feeder Fund Structure. Each Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

Scudder Capital Growth Fund and Scudder Large Company Growth Fund are each a diversified series of Investment Trust (a "Trust"). Scudder Growth Fund is a diversified series of Scudder Growth Trust (a "Trust" and collectively with Investment Trust, the "Trusts"). Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Scudder Capital Growth Fund offers the following classes of shares: Class AARP, Class S, Class A, Class B, Class C, Class R and Institutional Class shares. For Scudder Capital Growth Fund, the Board authorized the consolidation of Class I shares into Institutional Class on or about August 13, 2004. Scudder Growth Fund offers the following classes of shares: Class A, Class B, Class C and Institutional Class. Effective August 13, 2004, Class I shares of Scudder Growth Fund were redesignated as Institutional Class shares. Scudder Large Company Growth Fund offers the following classes of shares: Class AARP, Class S, Class A, Class B, Class C, Class R and Institutional Class shares. Only Classes A, B, C, R and Institutional shares, as applicable, are offered herein. Each class has its own important features and policies.

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("the Advisor") in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in that Fund's applicable prospectus.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a fund's Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a funds' volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Debt Securities. When the Adviser believes that it is appropriate to do so in order to achieve a fund's objective of long-term capital appreciation, a fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. A fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company, which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund's investment policies, a fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, the fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that they receive from a dollar roll will provide a return that exceeds borrowing costs.

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Because  investments in foreign  securities will usually  involve  currencies of foreign countries, and because a fund may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies. Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See "Strategic Transactions and Derivatives" below.)

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as a fund's assets increase (and thus have a more limited effect on a fund's performance).

Interfund Borrowing and Lending Program. The Trusts have received exemptive relief from the Securities and Exchange Commission ("SEC"), which permits a fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a fund is actually engaged in borrowing through the interfund lending program, the fund will comply with its non-fundamental policy on borrowing.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act
(collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund's ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). A fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, (the "Code") and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund's, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a fund's assets and may be viewed as a form of leverage.

Warrants. A fund may invest in warrants up to 5% of the value of total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered to be speculative investments. Warrants pay no dividends and confer no rights other than a purchase option.
Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. A fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered US Government securities for the purpose of determining if a fund is "diversified" under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury  obligations  have been  stripped of their  unmatured  interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the fund must be "covered" (i.e., the fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The funds have claimed exclusion from the definition of the term "commodity pool operator" adapted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Each fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, 10154 makes each Fund's investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. Each Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM and its predecessors are one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund's daily investment and business affairs subject to the policies established by each Trust's Board of Trustees. The Trustees have overall responsibility for the management of each Fund under Massachusetts law.

Pursuant to an investment management agreement with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates to perform certain of the Advisor's duties.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund's management process. Team members work together to develop investment strategies and select securities for a Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in the Funds' prospectuses. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.


The current Agreements for Capital Growth Fund, Growth Fund and Large Company Growth Fund were approved by the Trustees on February 4, 2002. Shareholders approved the Agreements on March 28, 2002 and they became effective on April 5, 2002. The Trustees last approved the Agreements for Scudder Capital Growth Fund and Scudder Large Company Growth Fund on August 9, 2004. The Trustees last approved the Agreement for Scudder Growth Fund on September 26, 2004. The Agreements had an initial term ending September 30, 2002 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust ( "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of a majority of the Trust's Trustees or of a majority of the outstanding voting securities of a Fund.


The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund's portfolio consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to each Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget;
processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund's office space and facilities.

Scudder Capital Growth Fund pays the Advisor, at the annual rate of 0.580% of the first $3 billion of average daily net assets, 0.555% of the next $1 billion and 0.530% thereafter, computed and accrued daily. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder Growth Fund pays the Advisor, at the annual rate of 0.580% of the first $250,000,000 of average daily net assets, 0.550% for the next $750,000,000 of average daily net assets, 0.530% for the next $1,500,000,000 of average daily net assets, 0.510% for the next $2,500,000,000 of average daily net assets, 0.480% for the next $2,500,000,000 of average daily net assets, 0.460% for the next $2,500,000,000 of average daily net assets, 0.440% for the next
$2,500,000,000 of average daily net assets, and 0.420% in excess of $12,500,000,000, computed and accrued daily. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder Large Company Growth Fund pays the Advisor, at the annual rate of 0.70% of the first $1.5 billion of average daily net assets, 0.65% of the next $500 million and 0.60% thereafter, computed and accrued daily. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund                                        Fiscal 2004                   Fiscal 2003             Fiscal 2002
----                                        -----------                   -----------             -----------

Capital Growth Fund*                         $7,291,471                    $6,773,635              $9,200,982
Growth Fund*                                 $5,384,177                    $5,339,758              $7,582,323
Large Company Growth Fund**                  $3,716,723                    $3,633,299              $5,569,054


*        Fiscal  year end for Capital  Growth Fund and Growth Fund is  September
         30.

**       Fiscal year end for Large Company Growth Fund is July 31.

Under its Agreement, a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the applicable Fund with respect thereto.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of a Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of a Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.


Board Considerations in Connection with Annual Renewal of Investment Management Agreement for Scudder Growth Fund. The Board of Trustees approved the renewal of the Fund's advisory contract at a meeting held on September 23 and 24, 2004. As part of the annual contract review process, commencing in July, 2004, the Board, as a whole, the Independent Trustees, separately, and the Fund's Oversight Committee met on several occasions to consider the renewal of the Fund's investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreement for the Fund are fair and reasonable and the continuance of the agreement is in the best interest of the Fund. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed the Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Adviser managed the Fund and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the Advisor managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that the Fund was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreement and compliance with legal requirements; (ii) the management fees, expense ratios and asset size of the Fund relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Fund, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Fund relative to an appropriate peer group and a market index; (v) fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Fund and its shareholders; and (vii) general information about the Advisor. With respect to investment performance, Fund expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed the Fund's investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance and steps taken by the Advisor to improve such underperformance. In particular, the Board noted that the Advisor has a process by which it identifies those funds experiencing significant underperformance relative to their peer group for designated time periods ("Focus Funds") and provides more frequent reports of steps to monitor and improve performance of the Focus Funds. The Board noted that during the period in which the Board was evaluating the investment management agreement, the Fund had been identified as a Focus Fund, and that a change in portfolio management team was made in early 2003 as a part of the steps taken to improve performance. The Board also considered the adjustments in investment approach taken in late 2003 and early 2004 to address performance issues, and the subsequent improvements in performance.

Fees and Expenses. The Board considered the Fund's management fee rates, expense ratios and asset size relative to an appropriate peer group of funds, including information about the expense limitation commitments from the Advisor. The Board also considered the Fund's management fee rates as compared to fees charged by the Advisor and certain of its affiliates for non-investment company institutional accounts. The Board noted that the mix of services under the Fund's investment management agreement versus those under the Advisor's advisory agreements for non-investment company institutional accounts differ significantly. The Board also took note of the expense caps to which the Advisor had agreed for approximately three years that would take effect upon the closing of a proposed reorganization with Scudder Capital Growth Fund.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of the Fund, including a review of the Advisor's methodology in allocating its costs to the management of the Fund. The Board considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund. The Board noted that the investment management fee for the Fund included seven breakpoints, designed to share economies of scale with the shareholders.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Board Considerations in Connection with Annual Renewal of Investment Management Agreements for Capital Growth Fund and Large Company Growth Fund

The Funds' Trustees approved the continuation of the Funds' current investment management agreements with the Advisor in August 2004. The Trustees believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Trustees followed prior to approving each contract, shareholders should know that:

o At present time, all Fund Trustees -- including the chairman of the Board -- are independent of the Advisor and its affiliates.

o The Trustees meet frequently to discuss Fund matters. In 2003, the Trustees conducted 34 meetings (spanning 19 different days) to deal with Fund issues (including regular and special Board and committee meetings). Each year, the Trustees dedicate part or all of several meetings to contract review matters.

o The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Trustees do not believe that the investment management contracts for the Funds should be "put out to bid" or changed without a compelling reason. The Advisor and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed each Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to the Advisor's research and investment capabilities, the Trustees considered other aspects of the Advisor's qualifications, including its services to Fund shareholders. The Advisor and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for many Funds continues to be strong relative to other similar funds, and the Trustees are satisfied that the Advisor is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Funds' Trustees consider these and many other factors, including the quality and integrity of the Advisor's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of each Fund's investment management agreement, the Trustees considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including the Advisor's agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by the Advisor to its institutional clients; the nature, quality and extent of services provided by the Advisor to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; the Advisor's profitability from managing the Fund and other mutual funds (before marketing expenses paid by the Advisor); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Fund (including research services available to the Advisor by reason of brokerage business generated by the Fund).

The Trustees requested and received extensive information from the Advisor in connection with their review of these and other factors. At the conclusion of this process, the Trustees determined that continuing each Fund's investment management agreement with the Advisor was in the best interest of Fund shareholders.

Administrative Agreement

Effective July 17, 2000 for Capital Growth Fund, June 25, 2001 for Growth Fund, and October 2, 2000 for Large Company Growth Fund, as amended August 19, 2002, each Fund entered into an administrative services agreement with the Advisor (the "Administrative Agreement") pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund (for all Funds except Growth Fund) of an administrative services fee (the "Administrative Fee") of 0.325% for Class A, 0.375% for Class B, 0.350% for Class C and 0.275% for Institutional Class (Capital Growth Fund only) of the average daily net assets of the applicable class. Growth Fund paid an Administrative Fee of 0.225%, 0.375%, 0.325% and 0.100% of average daily net assets for Class A, B and C shares, which was computed and accrued daily and payable monthly.


The administrative fees incurred by each Fund are shown in the table below.


Fund                                                   Fiscal 2004            Fiscal 2003            Fiscal 2002
----                                                   -----------            -----------            -----------
Large Company Growth Fund -- Class A                        $96,660               $131,362               $200,352
Large Company Growth Fund -- Class B                         $9,245                 $9,362                 $7,160
Large Company Growth Fund -- Class C                         $6,784                 $6,225                 $4,564
Large Company Growth Fund -- Class R*                            NA                     NA                     NA
Large Company Growth Fund -- Institutional                  $13,829                $10,811                     $3
Class


Capital Growth Fund -- Class A                             $224,587               $352,592               $336,519
Capital Growth Fund -- Class B                             $100,116               $183,749               $238,905
Capital Growth Fund -- Class C                              $44,983                $69,691                $70,901
Capital Growth Fund -- Class R*                                  NA                     NA                     NA
Capital Growth Fund -- Class I                               $3,618                $11,289                 $5,741
Capital Growth Fund -- Institutional Class                     $943                 $1,007                     $1


Growth Fund -- Class A                                           NA             $2,709,403             $2,587,912
Growth Fund -- Class B                                           NA               $477,067               $718,034
Growth Fund -- Class C                                           NA                $78,348                $83,397
Growth Fund -- Institutional Class                               NA                 $5,449                $11,528

* Class R shares launched on October 1, 2003.


Effective March 31, 2004, the Administrative Agreement was terminated. Without the Administrative Agreement, fees paid by each class of shares for administrative services previously paid and provided pursuant to the Administrative Agreement may be higher. Through November 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain each Fund's total operating expenses, excluding extraordinary expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fee and trustee and trustee counsel fees and expenses, organization and offering expenses at 1.000%, 1.015%, 1.000% and 1.50% for Class A, Class B, Class C and Class R shares, respectively, of Capital Growth Fund, 0.920%, 1.005%, 0.990% and 0.715% of Class A, Class B, Class C and Class I shares, respectively, of Growth Fund, and 1.050% for Class A, Class B and Class C shares and 1.55% for Class R shares of Large Company Growth Fund.

Each Agreement for Capital Growth Fund and Large Company Growth Fund identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by the Advisor and its affiliates to the Scudder Mutual Funds.

Certain expenses of each Fund were not borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, each Fund continued to pay the fees required by its investment management agreement with the Advisor.

AMA InvestmentLink(SM) Program (Scudder Capital Growth Fund and Scudder Large Company Growth Fund only)

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                                SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to separate Underwriting and Distribution Services Agreements (each a "Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C and Institutional Class shares of each Fund, Class R shares for Capital Growth Fund and Large Company Growth Fund and Institutional Class for Capital Growth Fund, and acts as agent of each Fund in the continuous offering of its Shares. The Distribution Agreements for Large Company Growth Fund and Capital Growth Fund, each dated April 5, 2002, were last approved by the Trustees on August 9, 2004. The Distribution Agreement for Growth Fund, dated April 5, 2002, was last approved by the Trustees on September 26, 2004.

Each Distribution Agreement continues in effect until September 30, 2004 and from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the applicable Fund, including the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days' written notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase and Redemption of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds' shares. SDI receives compensation from the Funds as principal underwriter for Class A, Class B, Class C and Class R shares, as applicable.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B, Class C and Class shareholders, as applicable, under a Shareholder Services Agreement (the "Services Agreement") with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days' written notice. Termination with respect to the Class A, B, C or R shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A, B, C or R shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of a Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated below SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares, Class C shares and Class R shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B, C and R shareholders under each Fund's Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares include advertising and literature, prospectus printing for prospective investors, marketing and sales expenses, miscellaneous expenses and interest expenses. A portion of the marketing and sales and operating expenses could be considered overhead expenses.

The Rule 12b-1 distribution plans for Class B, Class C and Class R shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares, Class C shares and Class R shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares, Class C shares and Class R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement and Rule 12b-1 Plans may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares, Class C shares and Class R shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% (0.37% for Scudder Growth Fund) of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, SDI receives a fee from the Capital Growth Fund and Large Company Growth Fund under their 12b-1 Plans, payable monthly, at an annual rate of 0.25% of average daily net assets of the Fund attributable to Class R shares.

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of that Fund.

With respect to Class A and R shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A and Class R shares, respectively, of a Fund, commencing with the month after investment. With respect to Class B and Class C shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

------------------------------------------------------------------------------------------------------------------
                           Compensation to Underwriter and Firms
                          for Fiscal Year Ended September 30, 2004
------------------------------------------------------------------------------------------------------------------
                                                Contingent Deferred
                            Rule 12b-1 Fees         Sales Charge
Fund                         Paid to SDI           Paid to SDI
----                         -----------           -----------

Capital Growth Fund

    Class A                             $0                 $0
    Class B                       $327,863           $133,080
    Class C                       $155,522             $1,990
    Class R                           $398                 NA


Growth Fund

    Class A                             $0               $113

    Class B                       $723,345           $309,070
    Class C                       $152,183             $1,219

------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                     Other Distribution Expenses Paid by Underwriter for Fiscal Year
                                                         Ended September 30, 2004
------------------------------------------------------------------------------------------------------------------
                          Advertising                Marketing      Misc.
                              and       Prospectus   and Sales     Operating      Interest
Fund                      Literature     Printing     Expenses     Expenses       Expense
----                      ----------     --------     --------     --------       -------

Capital Growth Fund

    Class A                       NA           NA           NA           NA           NA
    Class B                      $53           $2          $22           $2         $235
    Class C                      $43           $2          $19           $5           $0
    Class R                       $0           $0           $0           $0           $0


Growth Fund

    Class A                       NA           NA           NA           NA           NA

    Class B                     $118           $6          $50           $1           $0
    Class C                      $34           $2          $15           $1           $0

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                            Compensation to Underwriter and Firms
                             for Fiscal Year Ended July 31, 2004
------------------------------------------------------------------------------------------------------------------
                                             Contingent Deferred
                             Rule 12b-1 Fees      Sales Charge
                              Paid to SDI         Paid to SDI
                              -----------         -----------

Large Company Growth Fund
    Class A                             $0                 $0

    Class B                        $28,367             $8,596
    Class C                        $21,855               $287
    Class R                           $398                 NA


------------------------------------------------------------------------------------------------------------------
                                       Other Distribution Expenses Paid by
                                        Underwriter for Fiscal Year Ended
                                                  July 31, 2004
------------------------------------------------------------------------------------------------------------------
                             Advertising                 Marketing      Misc.
                                 and        Prospectus   and Sales    Operating   Interest
                              Literature     Printing     Expenses     Expenses    Expense
                              ----------     --------     --------     --------    -------

Large Company Growth Fund
    Class A                           NA           NA           NA           NA        NA

    Class B                           $4           $0           $2           $0        $0
    Class C                           $6           $0           $3           $0        $0
    Class R                           $0           $0           $0           $0        $0



The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

                                                   Aggregate       Aggregate    Aggregate Commissions      Aggregate
                                                     Sales        Commissions    Paid to Affiliated       Commissions
Fund                               Fiscal Year    Commissions    Paid to Firms          Firms           Retained by SDI
----                               -----------    -----------    -------------          -----           ---------------


Capital Growth Fund                    2004         $104,000         $81,000              $5,000             $18,000

Class A                                2003          $42,000         $35,000              $1,000              $6,000
                                       2002         $119,000         $94,000                  $0             $25,000


Growth Fund                            2004         $259,000        $204,000             $22,000             $33,000

Class A                                2003         $143,000        $114,000             $11,000             $18,000
                                       2002         $407,000        $332,000             $24,000             $51,000


Large Company Growth Fund              2004          $24,000         $19,000              $2,000              $3,000

Class A                                2003          $26,000         $22,000              $1,000              $3,000
                                       2002          $32,000         $26,000                  $0              $6,000

Certain trustees or officers of the Funds are also directors or officers of the Advisor or SDI, as indicated under "Officers and Trustees."

Independent Registered Public Accounting Firms

The financial highlights of Scudder Capital Growth Fund and Scudder Large Company Growth Fund included in each Fund's prospectuses and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, the Funds' independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial highlights of Scudder Growth Fund are included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, the fund's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA 02110, serves as legal counsel to Capital Growth Fund and Large Company Growth Fund and their Independent Trustees.

Vedder, Price, Kaufman and Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to Growth Fund and its Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Funds.


Capital Growth Fund pays SFAC an annual fee equal to 0.025% on the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million up to and including $1 billion, and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges. Large Company Growth Fund pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% on the next $850 million of such assets, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges. From December 29, 2000 through March 31, 2004, the costs of fund accounting were borne by the Advisor in accordance with the Administrative Agreement. For the period April 1, 2004 through September 30, 2004, SFAC charged Scudder Capital Growth Fund $92,511 in accounting fees, all of which was unpaid at September 30, 2004.

Large Company Growth Fund. In accordance with the Administrative Agreement, the above fees had been paid by the Advisor since July 17, 2000 for the Capital Growth Fund and October 2, 2000 for the Large Company Growth Fund, but are now borne directly by the Funds due to the termination of the Administrative Agreement on March 31, 2004.

From December 29, 2000 through March 31, 2004, the costs of fund accounting were borne by the Advisor in accordance with the Administrative Agreement. For the period April 1, 2004 through July 31, 2004, SFAC charged Scudder Large Company Growth Fund $63,074 in accounting fees, all of which was unpaid at July 31, 2004.


Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.


The Administrative Agreement between the Advisor and each Fund terminated March 31, 2004 and effective April 1, 2004, each Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement, subject to the Advisor's contractual obligation to waive fees and reimburse expenses to maintain the Fund's operating expenses at a specified level, as disclosed in the Prospectus.




Custodian, Transfer Agent and Shareholder Service Agent

Capital Growth Fund and Large Company Growth Fund. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian has custody of all securities and cash of each Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. Scudder Investments Service Company ("SISC" or "Shareholder Service

Agent"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the Funds' transfer agent, dividend-paying agent and shareholder service agent for the Funds' Class A, B, C, R, I and Institutional Class shares, as applicable. Prior to the implementation of the Administrative Agreement, SISC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. For Class R shares, SISC is compensated as follows: (for non-money market accounts) an open account charge of $29 and an asset-based fee of 0.05% for out-of-pocket expenses.


Custodian's fees may be reduced by certain earnings credits in favor of each Fund.

For period April 1, 2004 through September 30, 2004, the amount charged by SISC to Scudder Capital Growth Fund aggregated $204,068 (of which $33,709 was not imposed and $101,938 was unpaid at September 30, 2004) for Class A shares; $95,426 (of which $29,961 was not imposed and $51,104 was unpaid at September 30, 2004) for Class B shares; $43,351 (of which $12,644 was not imposed and $23,152 was unpaid at September 30, 2004) for Class C shares; $732 (of which $311 was not imposed and $411 was unpaid at September 30, 2004) for Class R shares; and $718 for Institutional Class shares.

For period April 1, 2004 through July 31, 2004, the amount charged by SISC to Scudder Large Company Growth Fund aggregated $57,928 (of which $27,698 was not imposed and $30,230 was unpaid at July 31, 2004) for Class A shares; $5,612 (of which $3,023 was not imposed and $2,589 was unpaid at July 31, 2004) for Class B shares; $5,490 (of which $3,475 was not imposed and $2,015 was unpaid at July 31, 2004) for Class C shares; $5,368 (of which $5,368 was unpaid at July 31,
2004) for Class I shares; and $610 (of which $410 was not imposed and $200 was unpaid at July 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement. Growth Fund. State Street Bank and Trust Company, ("SSB") 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Funds. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. SSB is also the Funds' transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of SSB's duties as transfer agent and dividend paying agent. SSB receives as transfer agent, and pays to SISC as follows: annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement.




Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.


Retirement Service Provider. Scudder Trust Company ("STC"), 11 Northeastern Boulevard, Salem, NH 03079 an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans invested in the funds. Annual service fees are paid by each fund to STC, for such accounts. Prior to the implementation of the Administrative Agreements, each fund paid Scudder Trust Company an annual fee per shareholder account.


                             PORTFOLIO TRANSACTIONS

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. Pursuant to law, the Advisor will not consider the sale of the Advisor's or its affiliates' products or the investing of assets with the Advisor or its affiliates when placing orders with broker-dealers. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term "research services," may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide proprietary research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. Other than proprietary research, the Advisor may not take into account any benefit, service or arrangement that the Advisor or any of its affiliates may have with a particular broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

The following shows total brokerage commissions paid for the past three fiscal years, as applicable and for the most recent fiscal year, the amount that was allocated to firms based upon research information provided.


Capital Growth Fund: For the fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004, the Fund paid aggregate brokerage commissions of $716,010, $504,398 and $457,080, respectively.

Growth Fund: For the fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004, the Fund paid aggregate brokerage commissions of $1,822,383, $543,777 and $560,572, respectively.

Large Company Growth Fund: For the fiscal years ended July 31, 2002, July 31, 2003 and July 31, 2004, the Fund paid aggregate brokerage commissions of $1,030,811, $345,693 and $323,004, respectively.

                                  Percentage of      Percentage of
                                   Commissions        Transactions        Dollar Amount of
                                     Paid to           Involving        Commissions Paid to
                                    Affiliated    Commissions Paid to       Brokers for
Name of Fund                         Brokers       Affiliated Brokers    Research Services
------------                         -------       ------------------    -----------------


Capital Growth Fund                     0%                 0%                    $111,512
Growth Fund                             0%                 0%                    $132,580
Large Company Growth Fund               0%                 0%                     $62,380


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years are as follows:

Fund                                    2004                  2003
----                                    ----                  ----


Capital Growth Fund                      12%                  22%
Growth Fund                              21%                  25%
Large Company Growth Fund                21%                  31%


A higher rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

                        PURCHASE AND REDEMPTION OF SHARES

General Information


Redemption fee. Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.




Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, Scudder Investments Service Company (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell (not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

A Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

A Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

A Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Purchase of Class C Shares. As of March 1, 2004, Class C shares of each Fund will be offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in each prospectus and Statement of Additional Information.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, SDI may, from to time, pay or allow to firms 0.25% commission on the amount of Class R shares of Capital Growth Fund and Large Company Growth Fund.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. Scudder Distributors, Inc. ("SDI") may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

          Compensation Schedule #1(1)               Compensation Schedule #2(2)       Compensation Schedule #3(2)(3)
          ------------------------                  ------------------------          ------------------------
                                       As a                              As a                                As a
                                  Percentage of                      Percentage of                        Percentage
            Amount of                  Net       Amount of Shares         Net           Amount of           of Net
           Shares Sold             Asset Value          Sold          Asset Value      Shares Sold       Asset Value
           -----------             -----------          ----          -----------      -----------       -----------
$1 million to $5 million              1.00%      Under $15 million       0.75%      Over $15 million    0.25% - 0.50%
Over $5 million to $50 million        0.50%              --                 --                --                 --
Over $50 million                      0.25%              --                 --                --                 --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                  Sales Charge
                                                                  ------------
                                                                                           Allowed to Dealers
                                             As a Percentage       As a Percentage of     as a Percentage of
Amount of Purchase                          of Offering Price       Net Asset Value*         Offering Price
------------------                          -----------------       ---------------          --------------
Less than $50,000                                  5.75%                  6.10%                  5.20%
$50,000 but less than $100,000                     4.50                   4.71                   4.00
$100,000 but less than $250,000                    3.50                   3.63                   3.00
$250,000 but less than $500,000                    2.60                   2.67                   2.25
$500,000 but less than $1 million                  2.00                   2.04                   1.75
$1 million and over                                 .00**                  .00**                 ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c) certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans"), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV
          Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the Flex subaccount record keeping system ("Flex System") maintained by ADP under an alliance with SDI and its affiliates ("Scudder Flex Plans").

The following provisions apply to Scudder Flex Plans.

a. Class B Share Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the Flex System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the Flex System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold.

b. Class C Share Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1 million or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1 million threshold.

The procedures described in a. and b. above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount maybe changed at any time in management's discretion.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund's transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's transfer agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and

C shares of the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Fund's transfer agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Scudder Investments Service Company at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Information on how to purchase Class R shares is set forth in the section in the relevant Fund's prospectuses. The following supplements that information. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee, 0.25% shareholder service fee).

Investors may invest in Institutional Class shares by setting up an account directly with a Fund's transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with a Fund's transfer agent should submit purchase and redemption orders as described in the Prospectus. Investors may invest in Class R shares through certain retirement and other plans. Additionally, a Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B, C and R shares for each applicable Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by Scudder Investments Service Company. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Scudder Investments Service Company at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of each Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in the Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege),
         (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund),
         (3) in connection with distributions qualifying under the hardship provisions of the Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund's prospectus: Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional and Treasury Money Fund Institutional.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                                    DIVIDENDS

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the higher distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Federal Taxation. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.


Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of each Fund's total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign  Investment  Companies.  Equity investments by a Fund in certain
"passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."


The American Jobs Creation Act of 2004, signed by President Bush on October 22, 2004, modifies the tax treatment of distributions from a Fund that are attributable to gain from "US real property interests" ("USRPIs"). Which the Code defines to include direct holdings of US real property and interests (other than solely as a creditor) in "US real property holding corporations" such as REITs. Notably, the Code deems any corporation that holds USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's US and foreign real property assets used of held for use in a trade or business to be a US real property holding corporation. Under the new law which is generally effective for dividends with respect to tax years of RICs beginning after December 31, 2004, the distribution of gains from USRPIs will be subject to withholding of US federal income tax at a rate of 35% when made to a foreign shareholder and will give rise to an obligation for that foreign shareholder to file a US tax return. To the extent a distribution to a foreign shareholder is attributable to the gains recognized by a REIT, or until December 31, 2007, a RIC, from its sale or exchange of a USRPI, the Code treats that gain as recognized by the foreign shareholder and not the REIT or RIC. As such, that foreign shareholder's gain triggers withholding obligations for the REIT or RIC and US tax filing obligations for the foreign shareholder. However, a USRPi does not include sales of interests in a REIT or RIC that is less than 50% owned by foreign persons at all times during the testing period. Further, a distribution by a REIT with respect to any class of stock which is regularly traded on an established US securities market shall not be treated as recognized from the sale or exchange of a USRPI if the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year.


Other Tax Considerations. A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.


Certain of a Fund's hedging activities (including its transactions. If any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as a gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income, a Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.


The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.


Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund. Under current law, dividends (other than capital gain dividends) paid by the Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person.




Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.


                              TRUSTEES AND OFFICERS

Investment Trust

The following table presents certain information regarding the Trustees and Officers of the Trust as of December 1, 2004. Each Trustee's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)           President, Driscoll Associates (consulting firm);                  49
Chairman since 2004 and Trustee,     Executive Fellow, Center for Business Ethics, Bentley
1987-present                         College; formerly, Partner, Palmer & Dodge (1988-1990);
                                     Vice President of Corporate Affairs and General Counsel,
                                     Filene's (1978-1988). Directorships:  CRS Technology
                                     (technology service company); Advisory Board, Center for
                                     Business Ethics, Bentley College; Board of Governors,
                                     Investment Company Institute; former Chairman, ICI
                                     Directors Services Committee
-------------------------------------------------------------------------------------------------------------------



                                       52

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (1943)          President, WGBH Educational Foundation. Directorships:             49
Trustee, 1990-present                Becton Dickinson and Company (medical technology
                                     company); The A.H. Belo Company (media company); Concord
                                     Academy; Boston Museum of Science; Public Radio
                                     International. Former Directorships:  American Public
                                     Television; New England Aquarium; Mass. Corporation for
                                     Educational Telecommunications; Committee for Economic
                                     Development; Public Broadcasting Service
-------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)                  Managing Partner, Exeter Capital Partners (private equity          49
Trustee, 1996-present                funds). Directorships:  Facts on File (school and library
                                     publisher); Progressive Holding Corporation (kitchen
                                     importer and distributor); Cloverleaf Transportation Inc.
                                     (trucking); K-Media, Inc. (broadcasting); Natural
                                     History, Inc. (magazine publisher); National Association
                                     of Small Business Investment Companies (trade association)
-------------------------------------------------------------------------------------------------------------------
Louis E. Levy (1932)                 Retired. Formerly, Chairman of the Quality Control                 49
Trustee, 2002-present                Inquiry Committee, American Institute of Certified Public
                                     Accountants (1992-1998); Partner, KPMG LLP (1958-1990).
                                     Directorships:  Household International (banking and
                                     finance); ISI Family of Funds (registered investment
                                     companies; 4 funds overseen)
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (1943)        Retired. Formerly, Consultant (1997-2001); Director, US            49
Trustee, 1999-present                General Accounting Office (1996-1997); Partner, Fulbright
                                     & Jaworski, L.L.P. (law firm) (1978-1996).
                                     Directorships:  The William and Flora Hewlett Foundation;
                                     Service Source, Inc.
-------------------------------------------------------------------------------------------------------------------
Jean C. Tempel (1943)                 Managing Partner, First Light Capital (venture capital            49
Trustee, 1994-present                group) (2000-present); formerly, Special Limited Partner,
                                     TL Ventures (venture capital fund) (1996-1998); General
                                     Partner, TL Ventures (1994-1996); President and Chief
                                     Operating Officer, Safeguard Scientifics, Inc. (public
                                     technology business incubator company) (1991-1993).
                                     Directorships:  Sonesta International Hotels, Inc.;
                                     Aberdeen Group (technology research); United Way of Mass.
                                     Bay; The Commonwealth Institute (supports women
                                     entrepreneurs). Trusteeships:  Connecticut College, Vice
                                     Chair of Board, Chair, Finance Committee; Northeastern
                                     University, Vice Chair of Finance Committee, Chair, Funds
                                     and Endowment Committee
-------------------------------------------------------------------------------------------------------------------



                                       53

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (1936)                  Senior Partner, Fulbright & Jaworski, L.L.P (law firm);            49
Trustee, 2002-present                formerly, President (interim) of Williams College
                                     (1999-2000); President, certain funds in
                                     the Deutsche Asset Management Family of
                                     Funds (formerly, Flag Investors Family of
                                     Funds) (registered investment companies)
                                     (1999-2000). Directorships: Yellow
                                     Corporation (trucking); American Science &
                                     Engineering (x-ray detection equipment);
                                     ISI Family of Funds (registered investment
                                     companies; 4 funds overseen); National
                                     Railroad Passenger Corporation (Amtrak);
                                     formerly, Chairman and Member, National
                                     Transportation Safety Board
-------------------------------------------------------------------------------------------------------------------

Officers^2

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters^3 (1960)          Managing Director, Deutsche Asset Management (since May           n/a
President and Chief Executive        2004); President and Chief Executive Officer of The
Officer, 2004-present                Germany Fund, Inc., The New Germany Fund, Inc., The
                                     Central Europe and Russia Fund, Inc., The Brazil Fund,
                                     Inc., The Korea Fund, Inc., Scudder Global High Income
                                     Fund, Inc. and Scudder New Asia Fund, Inc. (since May
                                     2004); President and Chief Executive Officer, UBS Fund
                                     Services (2001-2003); Chief Administrative Officer
                                     (1998-2001) and Senior Vice President and Director of
                                     Mutual Fund Operations (1991 to 1998) UBS Global Asset
                                     Management
-------------------------------------------------------------------------------------------------------------------
John Millette (1962)                 Director, Deutsche Asset Management                               n/a
Vice President and Secretary,
1999-present
-------------------------------------------------------------------------------------------------------------------
Kenneth Murphy (1963)                Vice President, Deutsche Asset Management (2000-present);         n/a
Vice President, 2002-present         formerly, Director, John Hancock Signature Services
                                     (1992-2000)
-------------------------------------------------------------------------------------------------------------------
Paul Schubert^3 (1963)               Managing Director, Deutsche Asset Management
Chief Financial Officer,             (2004-present); formerly, Executive Director, Head of
2004-present                         Mutual Fund Services and Treasurer for UBS Family of
                                     Funds at UBS Global Asset Management (1994-2004)
-------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo (1957)              Managing Director, Deutsche Asset Management (April               n/a
Treasurer, 2002-present              2004-present); formerly, Director, Deutsche Asset
                                     Management (April 2000-March 2004); Vice President and
                                     Department Head, BT Alex. Brown Incorporated (now
                                     Deutsche Bank Securities Inc.) (1998-1999); Senior
                                     Manager, Coopers & Lybrand L.L.P. (now
                                     PricewaterhouseCoopers LLP) (1993-1998)
-------------------------------------------------------------------------------------------------------------------
Lisa Hertz^3 (1970)                  Assistant Vice President, Deutsche Asset Management               n/a
Assistant Secretary, 2003-present
-------------------------------------------------------------------------------------------------------------------



                                       54

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^4 (1954)            Managing Director, Deutsche Asset Management                      n/a
Assistant Secretary, 2002-present    (2002-present) and Director, Deutsche Global Funds Ltd.
                                     (2002-present); formerly, Director, Deutsche Asset
                                     Management (1999-2002); Principal, BT Alex. Brown
                                     Incorporated (now Deutsche Bank Securities Inc.)
                                     (1998-1999); Assistant General Counsel, United States
                                     Securities and Exchange Commission (1993-1998)
-------------------------------------------------------------------------------------------------------------------
Caroline Pearson (1962)              Managing Director, Deutsche Asset Management                      n/a
Assistant Secretary, 1997-present
-------------------------------------------------------------------------------------------------------------------
Kevin M. Gay (1959)                  Vice President, Deutsche Asset Management                         n/a
Assistant Treasurer, 2004-present
-------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone (1965)           Director, Deutsche Asset Management                               n/a
Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo            Director, Deutsche Asset Management                               n/a
(1957)
Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------------------

^1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

^2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

^3       Address:  345 Park Avenue, New York, New York

^4       Address:  One South Street, Baltimore, Maryland

Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:                          Secretary

Trustees' Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board's members are "Independent Trustees;" that is, they are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Trustees conducted 34 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Trustees participated as members of the Board's Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund's management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Louis E. Levy (Chair), Jean Gleason Stromberg and Jean C. Tempel. The Audit Committee held six meetings during the calendar year 2003.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held five meetings during the calendar year 2003.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox, Dawn-Marie Driscoll and Jean C. Tempel. The Alternate Valuation Committee members are Henry P. Becton, Jr. and Jean Gleason Stromberg. The Valuation Committee held one meeting during the calendar year 2003.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Dawn-Marie Driscoll, Jean Gleason Stromberg (Chair) and Carl W. Vogt. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held four meetings during the calendar year 2003.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and
(ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox and Carl W. Vogt (Chair). This committee was established on October 12, 2004 and therefore did not meet in 2003.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund's custody, fund accounting and insurance arrangements, and (iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Keith
R. Fox (Chair), Louis E. Levy and Jean C. Tempel. This committee was established on October 12, 2004 and therefore did not meet in 2003.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.

                                                                           Pension or
                                 Compensation                              Retirement
                                 from Scudder      Compensation from    Benefits Accrued      Total Compensation
           Name of               Large Company     Scudder Capital         as Part of      Paid to Trustee from the
           Trustee                Growth Fund         Growth Fund         Fund Expenses       Fund Complex (3)(4)
           -------                -----------         -----------         -------------       -------------

Henry P. Becton, Jr.                $2,288              $4,178                 $0                      $163,000
Dawn-Marie Driscoll(1)              $2,498              $4,639                 $0                      $179,780
Keith R. Fox                        $2,371              $4,366                 $0                      $169,780
Louis E. Levy(2)                    $2,293              $4,209                 $0                      $163,000
Jean Gleason Stromberg              $2,288              $4,178                 $0                      $163,000



                                       61

                                                                           Pension or
                                 Compensation                              Retirement
                                 from Scudder      Compensation from    Benefits Accrued      Total Compensation
           Name of               Large Company     Scudder Capital         as Part of      Paid to Trustee from the
           Trustee                Growth Fund         Growth Fund         Fund Expenses       Fund Complex (3)(4)
           -------                -----------         -----------         -------------       -------------

Jean C. Tempel                      $2,224              $4,042                 $0                      $158,000
Carl W. Vogt                        $2,299              $4,209                 $0                      $162,000


(1) Includes $10,000 in annual retainer fees in Ms. Driscoll's role as Lead Trustee.

(2) In addition to these payments, Mr. Levy received payments in the amount of $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.


(3) For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 47 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 49 funds/portfolios.


(4) Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Trustee, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2003.

                                 Dollar Range of              Dollar Range of           Aggregate Dollar Range of
                               Securities Owned in      Securities Owned in Scudder   Securities Owned in All Funds
         Name of              Scudder Large Company               Capital             in the Fund Complex
         Trustee                   Growth Fund                  Growth Fund                Overseen by Trustee
         -------                   -----------                  -----------                -------------------


Henry P. Becton, Jr.             $10,001-$50,000                    $1,000-$10,000              Over $100,000
Dawn-Marie Driscoll              $1,000-$10,000                     $1,000-$10,000              Over $100,000
Keith R. Fox                          None                               None                   Over $100,000
Louis E. Levy                         None                               None                   Over $100,000
Jean Gleason Stromberg                None                               None                   Over $100,000
Jean C. Tempel                    Over $100,000                     $1,000-$10,000              Over $100,000
Carl W. Vogt                          None                               None                   Over $100,000


Securities Beneficially Owned


As of November 12, 2004, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Funds.

To the best of the Funds' knowledge, as of November 12, 2004, no person owned of record or beneficially 5% or more of any class of a Fund's outstanding shares, except as noted below:

As of November 12, 2004, 380,351.861 shares in the aggregate, or 13.72% of the outstanding shares of Scudder Capital Growth Fund, Class A were held in the name of Scudder Trust Co. FBO Station Casinos Inc. 401K Plan

#062930, Attn: Asset Recon P.O. Box 1757, Salem, NH 03079-1143 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 26,590.012 shares in the aggregate, or 6.65% of the outstanding shares of Scudder Capital Growth Fund, Institutional Class were held in the name of Jay E. Van Cleave & Julie M. Van Cleave JTWROS, 12850 Elmwood Rd., Elm Grove, WI 53122-1919 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 606.145 shares in the aggregate, or 7.78% of the outstanding shares of Scudder Capital Growth Fund, Class R were held in the name of Lin Software Services 401K, Jennifer Lin TTEE, FBO Jennifer B. Lin, 23317 SE 14th Ct., Sammamish, WA 98075-8122 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 439.164 shares in the aggregate, or 5.64% of the outstanding shares of Scudder Capital Growth Fund, Class R were held in the name of Knowledge Rules Inc. 401K, Ronald A. Rock TTEE, Omnibus Master Account, 900 Cummings Center Ste 418-T, Beverly, MA 01915-6198 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 1,149.606 shares in the aggregate, or 14.75% of the outstanding shares of Scudder Capital Growth Fund, Class R were held in the name of All Island Media Inc. 401K, Rich Megenedy TTEE FBO All Island Media Inc., 2950 Vets Memorial Hwy, Bohemia, NY 11716 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 659.510 shares in the aggregate, or 8.46% of the outstanding shares of Scudder Capital Growth Fund, Class R were held in the name of Waterfront Group 401K, Steven Smith TTEE, FBO Waterfront Group, 1 Ferry Building Ste 210, San Francisco, CA 94111-4213 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 461.645 shares in the aggregate, or 5.92% of the outstanding shares of Scudder Capital Growth Fund, Class R were held in the name of Carters Courier Service Inc. 401K, Matthew Carter TTEE, Omnibus Master Account, 3965 Hillside Rd., Deming, WA 98244-9605 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 651.104 shares in the aggregate, or 8.36% of the outstanding shares of Scudder Capital Growth Fund, Class R were held in the name of Sterling Communications Inc. 401K, David & Lynne Buskirk TTEES, Omnibus Master Account, 13204 N. Macarthur, Oklahoma City, OK 73142-3019 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 354,220.121 shares in the aggregate, or 88.61% of the outstanding shares of Scudder Capital Growth Fund, Institutional Class were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration #97D63, 4800 Deer Lake Dr. East 2nd FL, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 142,815.268 shares in the aggregate, or 6.36% of the outstanding shares of Scudder Capital Growth Fund, Class S were held in the name of Scudder Trust Co. TTEE FBO Archdiocesan Pension Plan for Lay Employees, Attn:
Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 6,804.484 shares in the aggregate, or 13.26% of the outstanding shares of Scudder Growth Fund, Institutional Class were held in the name of Scudder Trust Company Cust. IRA R/O Susan McGrindle Petrarca, 3041 Candlewood Ct., Flossmoor, IL 60422-1440 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 215,938.957 shares in the aggregate, or 12.02% of the outstanding shares of Scudder Large Company Growth Fund, Class A were held in the name of Scudder Trust Co. FBO IBEW Local Union #252, Contribution/401K Plan #062962, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 8,508.856 shares in the aggregate, or 44.53% of the outstanding shares of Scudder Large Company Growth Fund, Class R were held in the name of Scudder Trust Company FBO Applied Energy Solutions LLC, 401K Plan,
Attn: Asset Recon Dept. #063163, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 2,261.160 shares in the aggregate, or 11.83% of the outstanding shares of Scudder Large Company Growth Fund, Class R were held in the name of All Island Media Inc. 401K, Rich Megenedy TTEE FBO All Island Media Inc., 2950 Vets Memorial Hwy, Bohemia, NY 11716 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 1,196.548 shares in the aggregate, or 6.26% of the outstanding shares of Scudder Large Company Growth Fund, Class R were held in the name of Sterling Communications Inc. 401K, David & Lynne Buskirk TTEES, Omnibus Master Account, 13204 N. Macarthur, Oklahoma City, OK 73142-3019 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 1,209.508 shares in the aggregate, or 6.33% of the outstanding shares of Scudder Large Company Growth Fund, Class R were held in the name of Glentronics Inc. 401K, Alan & Barbara Schulman TTEE FBO Alan M. Schulman, 3 Fox Tail Ln., Riverwoods, IL 60015-3509 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 108,213.808 shares in the aggregate, or 11.08% of the outstanding shares of Scudder Large Company Growth Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series, Conservative Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 388,109.032 shares in the aggregate, or 39.73% of the outstanding shares of Scudder Large Company Growth Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series, Balanced Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 475,847.603 shares in the aggregate, or 48.71% of the outstanding shares of Scudder Large Company Growth Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. for Scudder Pathway Series, Growth Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of such shares.




Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                    Value of        Percent of
                                  Owner and                                       Securities on    Class on an
Independent                    Relationship to                                    an Aggregate      Aggregate
Trustee                            Trustee           Company     Title of Class       Basis           Basis
-------                            -------           -------     --------------       -----           -----
Henry P. Becton, Jr.                                   None
Dawn-Marie Driscoll                                    None
Keith R. Fox                                           None
Louis E. Levy                                          None
Jean Gleason Stromberg                                 None
Jean C. Tempel                                         None
Carl W. Vogt                                           None

Scudder Growth Trust


The following table presents certain information regarding the Trustees and Officers of Scudder Growth Trust as of December 1, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.


Independent Trustees

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served^1                       Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           87
Chairperson and since 2004,    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
and Trustee, 1995-present      Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building) (November 2004-present); Trustee, Bryn Mawr
                               College. Former Directorship:  Bethlehem Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              87
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; American
                               Healthways, Inc. (provider of disease and care management
                               services); Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &         87
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                87
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------



                                       65

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served^1                       Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              87
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting           87
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International
                               Institute for Applied Systems Analysis (1998-2001); Chief
                               Executive Officer, The Eric Group, Inc. (environmental
                               insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             87
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
Fred B. Renwick (1930)         Retired; Professor Emeritus of Finance, New York University,            87
Trustee, 1988-present          Stern School of Business (2001- present); formerly, Professor,
                               New York University Stern School of Business (1965-2001).
                               Directorships:  The Wartburg Foundation; Chairman, Finance
                               Committee of Morehouse College Board of Trustees; formerly,
                               Director of Board of Pensions, Evangelical Lutheran Church in
                               America; member of the Investment Committee of Atlanta
                               University Board of Trustees; Chair of the Investment
                               Committee, American Bible Society Board of Trustees
-----------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive            87
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships:  Federal Life
                               Insurance Company; Chairman of the Members of the Corporation
             and Trustee, DePaul University; formerly, International
                               Federation of Stock Exchanges; Records Management Systems
-----------------------------------------------------------------------------------------------------------------

Interested Trustee and Officers^2

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served^1                       Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
William N. Shiebler^3 (1942)   Chief Executive Officer in the Americas for Deutsche Asset             142
Trustee, 2004-present          Management ("DeAM") and a member of the DeAM Global Executive
                               Committee (since 2002); Vice Chairman of Putnam Investments,
                               Inc. (1999); Director and Senior Managing Director of Putnam
                               Investments, Inc. and President, Chief Executive Officer, and
                               Director of Putnam Mutual Funds Inc. (1990-1999)
-----------------------------------------------------------------------------------------------------------------



                                       66

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served^1                       Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Julian F. Sluyters^4 (1960)    Managing Director, Deutsche Asset Management (since May 2004);         n/a
President and Chief Executive  President and Chief Executive Officer of The Germany Fund,
Officer, 2004-present          Inc., The New Germany Fund, Inc., The Central Europe and Russia
                               Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc.,
                               Scudder Global High Income Fund, Inc. and Scudder New Asia
                               Fund, Inc. (since May 2004); President and Chief Executive
                               Officer, UBS Fund Services (2001-2003); Chief Administrative
                               Officer (1998-2001) and Senior Vice President and Director of
                               Mutual Fund Operations (1991 to 1998) UBS Global Asset
                               Management
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director, Deutsche Asset Management                                    n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Kenneth Murphy^5 (1963)        Vice President, Deutsche Asset Management (2000-present);              n/a
Vice President, 2002-present   formerly, Director, John Hancock Signature Services (1992-2000)
-----------------------------------------------------------------------------------------------------------------
Paul Schubert^4 (1963)         Managing Director, Deutsche Asset Management (2004-present);
Chief Financial Officer,       formerly, Executive Director, Head of Mutual Fund Services and
2004-present                   Treasurer for UBS Global Asset Management's Family of Funds
                               (1994-2004)
-----------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^5 (1957)      Managing Director, Deutsche Asset Management (April 2004 to            n/a
Treasurer and Chief Financial  present); formerly, Director, Deutsche Asset Management (April
Officer, 2002-present          2000-March 2004); Vice President and Department Head, BT Alex.
                               Brown Incorporated (now Deutsche Bank Securities Inc.)
                               (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                               PricewaterhouseCoopers LLP) (1993-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette^5 (1962)         Director, Deutsche Asset Management                                    n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Lisa Hertz^4 (1970)            Assistant Vice President, Deutsche Asset Management                    n/a
Assistant Secretary,
2003-present
-----------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^6 (1954)      Managing Director, Deutsche Asset Management (2002-present) and        n/a
Assistant Secretary,           Director, Deutsche Global Funds Ltd. (2002-present); formerly,
2002-present                   Director, Deutsche Asset Management (1999-2002); Principal, BT
                               Alex. Brown Incorporated (now Deutsche Bank
                               Securities Inc.) (1998-1999); Assistant General
                               Counsel, United States Securities and Exchange
                               Commission (1993-1998)
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson^5 (1962)      Managing Director, Deutsche Asset Management                           n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Kevin M. Gay^5 (1959)          Vice President, Deutsche Asset Management                              n/a
Assistant Treasurer,
2004-present
-----------------------------------------------------------------------------------------------------------------
Salvatore Schiavone^5 (1965)   Director, Deutsche Asset Management                                    n/a
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------



                                       67

-----------------------------------------------------------------------------------------------------------------
Charles A. Rizzo5 (1957)       Managing Director, Deutsche Asset Management (April 2004 to            n/a
Treasurer and Chief Financial  present); formerly, Director, Deutsche Asset Management (April
Officer, 2002-present          2000-March 2004); Vice President and Department Head, BT Alex.
                               Brown Incorporated (now Deutsche Bank Securities Inc.)
                               (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                               PricewaterhouseCoopers LLP) (1993-1998)
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo^5    Director, Deutsche Asset Management                                    n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------

^1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

^2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

^3       Address:  280 Park Avenue, New York, New York

^4       Address:  345 Park Avenue, New York, New York

^5       Address:  Two International Place, Boston, Massachusetts

^6       Address:  One South Street, Baltimore, Maryland

Officers' Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust's Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees:  The Fund's Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent auditors registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald
L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held ten meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James
R. Edgar and Shirley D. Peterson.  The

Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler and John G. Weithers. Alternate members are Donald L. Dunaway and Lewis A. Burnham. The Trust's Valuation Committee held two meetings during calendar year 2003.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), Lewis A. Burnham and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and Shirley D. Peterson. The Fixed-Income Oversight Committee held five meetings during calendar year 2003.

Money Market Oversight Committee: The Money Market Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement and portfolio pricing procedures. The members of the Money Market Oversight Committee are James R. Edgar (Chair), John W. Ballantine and Fred B. Renwick. The Money Market Oversight Committee held three meetings during the calendar year 2003.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Fund established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2003.

                                                              Pension or Retirement         Total Compensation
                                                                 Benefits Accrued            Paid to Trustee
Name of                            Compensation from                as Part of                  from Fund
Trustee                           Scudder Growth Fund             Fund Expenses               Complex(4)(5)
-------                           -------------------             -------------               -------------


John W. Ballantine                         $5,504                       $0                         $218,350
Lewis A. Burnham                           $5,250                       $0                         $209,620
Donald L. Dunaway(1)                       $6,206                       $0                         $239,200
James R. Edgar(2)                          $4,380                       $0                         $175,210
Paul K. Freeman                            $5,056                       $0                         $194,280
Robert B. Hoffman                          $4,647                       $0                         $189,160
Shirley D. Peterson(3)                     $5,375                       $0                         $207,790
Fred B. Renwick                            $4,790                       $0                         $183,940
John G. Weithers                           $4,805                       $0                         $185,380

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $19,153.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $13,140.


(3) Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Trustee.

(4) For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 87 funds/portfolios. Each Trustee currently serves on the boards of 31 DeAM trusts/corporations comprised of 87 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2003.

                                                                        Aggregate Dollar Range of Securities
                                             Dollar Range of                        Owned in All
                                           Securities Owned in         Funds in the Fund Complex Overseen by
Name of Trustee                            Scudder Growth Fund                        Trustee
---------------                            -------------------                        -------


John W. Ballantine                                None                             Over $100,000
Lewis A. Burnham                                  None                             Over $100,000
Donald L. Dunaway*                            Over $100,000                        Over $100,000
James R. Edgar*                             $50,001-$100,000                       Over $100,000
Paul K. Freeman                               Over $100,000                        Over $100,000
Robert B. Hoffman                              $1-$10,000                          Over $100,000
Shirley D. Peterson                          $10,001-$50,000                       Over $100,000
Fred B. Renwick                                   None                             Over $100,000
William N. Shiebler                               None                            Over $100,000**
John G. Weithers                             $10,001-$50,000                       Over $100,000


* The dollar range of shares shown includes share equivalents of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."


** Mr. Shiebler was elected to the Board effective June 18, 2004. As of December 31, 2003, Mr. Shiebler owned over $100,000 in other funds within the Scudder Fund Complex.

As of November 12, 2004, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund's knowledge, as of November 12, 2004, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below:

As of November 12, 2004, 3,332.714 shares in the aggregate, or 6.49% of the outstanding shares of Scudder Growth Fund, Institutional Class were held in the name of Scudder Trust Company Cust. IRA R/O Margaret P. Varney, 24850 W. 191st St., Gardner, KS 66030-9402 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 6,583.490 shares in the aggregate, or 12.83% of the outstanding shares of Scudder Growth Fund, Institutional Class were held in the name of Scudder Trust Company TTEE Gust M/P Donald L. Dunaway, 7011 Greentree Dr., Naples, FL 34108-7527 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 2,721.492 shares in the aggregate, or 5.30% of the outstanding shares of Scudder Growth Fund, Institutional Class were held in the name of Scudder Trust Company Cust. IRA R/O Nina S. Childs, 16413 E. Cogan Drive, Independence, MO 64055 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 5,691.801 shares in the aggregate, or 11.09% of the outstanding shares of Scudder Growth Fund, Institutional Class were held in the name of Scudder Trust Company Cust. IRA R/O Nelson E. Daus,

12512 Lorien Way, Oklahoma City, OK 73170-4728 who may be deemed to be the beneficial owner of such shares.


Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                     Value of
                                Owner and                                          Securities on      Percent of
Independent                  Relationship to                                       an Aggregate      Class on an
Trustee                          Trustee            Company      Title of Class        Basis       Aggregate Basis
-------                          -------            -------      --------------        -----       ---------------

John W. Ballantine                                    None
Lewis A. Burnham                                      None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
Shirley D. Peterson                                   None
Fred B. Renwick                                       None
John G. Weithers                                      None

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, DeIM has agreed to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Funds' Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Funds.

                               TRUST ORGANIZATION

Organizational Description. The Trustees of each Trust have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Funds' prospectuses. Each share has equal rights with each other share of the same class of each Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

Scudder Capital Growth Fund and Scudder Large Company Growth Fund are series of Investment Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984, as amended. The name of the Trust was changed, effective March 6, 1991, from Scudder Growth and Income Fund, and on June 10, 1998 from Scudder Investment Trust. Investment Trust is currently divided into five series: Scudder Capital Growth Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder Small Company Stock Fund and Scudder S&P 500 Index Fund.

Scudder Growth Fund is a series of Scudder Growth Trust, a Massachusetts business trust established under a Declaration of Trust dated October 24, 1985, as amended. The name of the Trust was changed, effective January 17, 2003, from Scudder Growth Fund. Scudder Growth Trust has one series: Scudder Growth Fund.

Currently, Class A, Class B, Class C and Institutional Class shares are each offered by all funds.

The Funds generally are not required to hold meetings of its shareholders. Under each Agreement and Declaration of Trust of the Funds ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of each Fund, or any registration of a Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for the funds in Massachusetts business trusts provide that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protect or indemnify a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declarations of Trust, however, disclaim shareholder liability for acts or obligations of each Fund and require that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust's Trustees. Moreover, the Declarations of Trust provide for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund will be covered by insurance which a Trustee considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                             PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to the Advisor, subject to each Board's general oversight. The Fund have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds' best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of a Board or of a majority of a Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the Advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.scudder.com for all other classes (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS

Scudder Large Company Growth Fund

The financial  statements,  including the  portfolio of  investments  of Scudder
Large Company Growth Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated July 31, 2004 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder Capital Growth Fund


The financial statements, including the portfolio of investments of Scudder Capital Growth Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated September 30, 2004 are incorporated herein by reference and are attached hereto.


Scudder Growth Fund


The financial statements, including the portfolio of investments of Scudder Growth Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated September 30, 2004 are incorporated herein by reference and are attached hereto.


                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of Scudder Large Company Growth Fund are:

Class A:                   460965692

Class B:                   460965684

Class C:                   460965676

Class R:                   460965841

Institutional Class:       460965668

Large Company Growth Fund has a fiscal year ending July 31. On August 10, 1998, the Board changed the Fund's fiscal year end to July 31 from October 31.

The CUSIP numbers for each class of Scudder Capital Growth Fund are:

Class A:                   460965742

Class B:                   460965734

Class C:                   460965726

Class R:                   460965536

Institutional Class:       460965544

The Fund has a fiscal year ending September 30.

The CUSIP numbers for each class of Scudder Growth Fund are:

Class A:                   81115H104

Class B:                   81115H203

Class C:                   81115H302

Institutional Class:       81115H401

The Fund has a fiscal year ending September 30.

This Statement of Additional Information contains the information of Scudder Capital Growth Fund, Scudder Growth Fund and Scudder Large Company Growth Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

Each Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington D.C.

                                                                     Scudder
                                                                     Investments



      Scudder Small Company
      Stock Fund
--------------------------------------------------------------------------------

                                Annual Report to Shareholders
                                September 30, 2004


Investment Portfolio                                      as of September 30, 2004
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

                                                          Shares       Value ($)
                                                       ---------------------------
                                                       ---------------------------

----------------------------------------------------------------------------------
 Common Stocks 97.1%
----------------------------------------------------------------------------------

Consumer Discretionary 14.6%

Auto Components 1.6%
Cooper Tire & Rubber Co.                                     50,400     1,016,568
Hayes Lemmerz International, Inc.*                           25,100       255,016
Midas, Inc.*                                                 21,400       346,680
Stoneridge, Inc.*                                            22,900       322,890
Tenneco Automotive, Inc.*                                    43,200       565,920
                                                                    --------------
                                                                    --------------
                                                                        2,507,074

Automobiles 0.5%
Monaco Coach Corp.                                           34,300       742,595

Hotels Restaurants & Leisure 2.9%
Alliance Gaming Corp.*                                       26,000       391,560
California Pizza Kitchen, Inc.*                              22,900       500,365
CEC Entertainment, Inc.*                                     26,150       961,012
CKE Restaurants, Inc.*                                       61,800       682,890
Dave & Buster's, Inc.*                                       13,700       260,026
Jack in the Box, Inc.*                                       35,400     1,123,242
Multimedia Games, Inc.*                                      38,700       599,850
                                                                    --------------
                                                                    --------------
                                                                        4,518,945

Household Durables 1.2%
American Greetings Corp. "A"                                 50,200     1,261,024
Blyth, Inc.                                                   7,100       219,390
WCI Communities, Inc.*                                       18,000       419,400
                                                                    --------------
                                                                    --------------
                                                                        1,899,814

Internet & Catalog Retail 1.2%
Coldwater Creek, Inc.*                                       31,750       662,623
drugstore.com, Inc.*                                         26,100        89,262
J. Jill Group, Inc.*                                         38,000       754,300
Priceline.com, Inc.*                                         16,000       354,720
                                                                    --------------
                                                                    --------------
                                                                        1,860,905

Leisure Equipment & Products 0.3%
Arctic Cat, Inc.                                              5,600       145,320
Escalade, Inc.                                               12,500       173,625
RC2 Corp.*                                                    5,300       174,370
                                                                    --------------
                                                                    --------------
                                                                          493,315

Media 2.0%
Journal Communications, Inc. "A"                             12,600       221,004
LodgeNet Entertainment Corp.*                                 7,600       100,320


    The accompanying notes are an integral part of the financial statements.


                                                          Shares       Value ($)
                                                       ---------------------------
                                                       ---------------------------

R.H. Donnelly Corp.*                                         21,500     1,061,240
Salem Communications Corp. "A"*                               1,800        45,576
Scholastic Corp.*                                            34,200     1,056,438
Thomas Nelson, Inc.                                          28,900       564,995
                                                                    --------------
                                                                    --------------
                                                                        3,049,573

Multiline Retail 0.2%
Stage Stores, Inc.*                                          10,900       372,998

Specialty Retail 3.7%
Aaron Rents, Inc.                                            40,775       887,264
Aeropostale, Inc.*                                           35,000       917,000
Charlotte Russe Holding, Inc.*                               48,900       561,372
Haverty Furniture Companies, Inc.                            38,800       680,552
Select Comfort Corp.*                                        60,700     1,104,740
Stein Mart, Inc.*                                            51,600       785,352
The Children's Place Retail Stores, Inc.*                    29,900       714,909
The Gymboree Corp.*                                          10,700       154,080
                                                                    --------------
                                                                    --------------
                                                                        5,805,269

Textiles, Apparel & Luxury Goods 1.0%
Brown Shoe Co., Inc.                                          5,500       137,830
Guess?, Inc.*                                                38,400       683,904
Skechers U.S.A., Inc. "A"*                                   44,400       644,688
                                                                    --------------
                                                                    --------------
                                                                        1,466,422

Consumer Staples 2.2%

Beverages 0.3%
Boston Beer Co., Inc. "A"*                                    7,900       199,080
Peet's Coffee & Tea, Inc.*                                    9,300       217,527
                                                                    --------------
                                                                    --------------
                                                                          416,607

Food Products 1.4%
Corn Products International, Inc.                            26,400     1,217,040
J & J Snack Foods Corp.*                                     13,100       561,728
Smart & Final, Inc.*                                         21,200       355,312
                                                                    --------------
                                                                    --------------
                                                                        2,134,080

Household Products 0.3%
Hooker Furniture Corp.                                        4,900       135,387
Rayovac Corp.*                                               12,000       316,200
                                                                    --------------
                                                                    --------------
                                                                          451,587


    The accompanying notes are an integral part of the financial statements.


                                                          Shares       Value ($)
                                                       ---------------------------
                                                       ---------------------------
Personal Products 0.2%
Nutraceutical International Corp.*                           26,800       377,612

Energy 7.0%

Energy Equipment & Services 0.1%
Maverick Tube Corp.*                                          7,600       234,156

Oil & Gas 6.9%
Callon Petroleum Co.*                                        39,800       504,664
Cimarex Energy Co.*                                          33,800     1,180,972
Comstock Resources, Inc.*                                    16,200       338,904
Denbury Resources, Inc.*                                     47,200     1,198,880
Energy Partners Ltd.*                                        60,700       988,196
Giant Industries, Inc.*                                      38,700       940,410
Houston Exploration Co.*                                     22,400     1,329,440
Magnum Hunter Resources, Inc.*                               14,900       171,946
Range Resources Corp.                                        26,800       468,732
Southwestern Energy Co.*                                     33,800     1,419,262
Spinnaker Exploration Co.*                                    7,700       269,808
Tesoro Petroleum Corp.*                                      29,500       871,135
Vintage Petroleum, Inc.                                      50,200     1,007,514
                                                                    --------------
                                                                    --------------
                                                                       10,689,863

Financials 20.1%

Banks 9.9%
AMCORE Finanical, Inc.                                       12,400       351,912
Bank of the Ozarks, Inc.                                     19,800       588,654
BankUnited Financial Corp. "A"*                               8,300       241,945
Cathay Bancorp, Inc.                                         14,000       520,660
City Holding Co.                                              7,700       253,253
Community Bank System, Inc.                                   7,600       190,988
Corus Bankshares, Inc.                                        2,600       112,138
Downey Financial Corp.                                       20,200     1,110,192
East West Bancorp, Inc.                                      35,800     1,202,522
Euronet Worldwide, Inc.*                                     17,700       331,344
Fidelity Bancshares, Inc.                                     5,400       200,826
First Charter Corp.                                           1,600        38,672
First Financial Bankshares, Inc.                              2,300        92,368
First Midwest Bancorp, Inc.                                   7,000       241,920
First Republic Bank                                          22,400     1,030,400
Flagstar Bancorp., Inc.                                       3,200        68,096
Greater Bay Bancorp.                                         14,200       408,250
Hancock Holding Co.                                           9,100       289,289


    The accompanying notes are an integral part of the financial statements.


                                                          Shares       Value ($)
                                                       ---------------------------
                                                       ---------------------------

Hanmi Financial Corp.                                        10,100       305,020
IBERIABANK Corp.                                              6,400       369,408
NetBank, Inc.                                                30,000       300,300
New Century Financial Corp.*                                 15,500       933,410
OceanFirst Financial Corp.                                    5,000       121,300
Old National Bancorp.                                         4,000        99,360
Oriental Finance Group, Inc.                                  9,900       267,894
Pacific Capital Bancorp                                      10,533       311,566
PFF Bancorp., Inc.                                           16,200       619,974
Prosperity Bancshares, Inc.                                   6,000       160,320
Provident Bankshares Corp.                                    6,700       224,785
R & G Financial Corp. "B"                                    32,850     1,269,653
Republic Bancorp., Inc.                                      11,703       180,226
Seacoast Banking Corp. of Florida                             7,080       151,229
Silicon Valley Bancshares*                                   12,300       457,191
Southwest Bancorporation of Texas, Inc.                       4,542        91,476
Sterling Financial Corp.*                                     5,060       178,314
Texas Regional Bancshares, Inc. "A"                          12,773       397,097
UMB Financial Corp.                                           5,000       238,350
WesBanco, Inc.                                                5,700       165,756
Westamerica Bancorporation                                    3,300       181,137
Wintrust Financial Corp.                                     11,350       650,128
WSFS Financial Corp.                                          9,400       470,000
                                                                    --------------
                                                                    --------------
                                                                       15,417,323

Consumer Finance 0.5%
Cash America International, Inc.                             31,600       772,936

Diversified Financial Services 1.9%
Accredited Home Lenders Holding Co.*                         22,400       862,848
Education Lending Group, Inc.*                               10,900       161,102
FirstFed Financial Corp.*                                    23,600     1,153,568
Metris Companies, Inc.*                                      34,700       339,366
Walter Industries, Inc.                                      29,000       464,580
                                                                    --------------
                                                                    --------------
                                                                        2,981,464

Insurance 1.6%
Philadelphia Consolidated Holding Corp.*                     17,200       948,064
Stewart Information Services Corp.                            5,700       224,580
The Midland Co.                                               4,600       125,810
UICI                                                         29,600       969,104
Zenith National Insurance Corp.                               7,400       313,094
                                                                    --------------
                                                                    --------------
                                                                        2,580,652


    The accompanying notes are an integral part of the financial statements.


                                                          Shares       Value ($)
                                                       ---------------------------
                                                       ---------------------------
Real Estate 6.2%
Alexandria Real Estate Equities, Inc, (REIT)                  6,200       407,464
Anthracite Capital, Inc. (REIT)                               9,200       102,304
Brandywine Realty Trust (REIT)                               17,500       498,400
Capital Automotive (REIT)                                     9,900       309,573
Capstead Mortgage Corp. (REIT)                               10,600       131,970
CarrAmerica Realty Corp. (REIT)                              17,400       568,980
Colonial Properties Trust (REIT)                              2,500       100,550
Commercial Net Lease Realty (REIT)                           10,900       198,598
Cousins Properties, Inc. (REIT)                               7,700       264,187
Essex Property Trust, Inc. (REIT)                             6,500       467,025
First Industrial Realty Trust, Inc. (REIT)                    4,400       162,360
Glimcher Realty Trust (REIT)                                  5,900       143,370
Heritage Property Investment Trust (REIT)                     7,600       221,692
Highwoods Properties, Inc. (REIT)                            18,000       442,980
Home Properties, Inc. (REIT)                                 12,300       486,588
Kilroy Realty Corp. (REIT)                                   10,300       391,709
Kramont Realty Trust (REIT)                                  12,300       228,780
LNR Property Corp.                                            6,400       396,224
Manufactured Home Communities, Inc. (REIT)                    7,100       236,004
Nationwide Health Properties, Inc. (REIT)                    19,200       398,400
Pennsylvania Real Estate Investment Trust (REIT)              5,300       204,898
Prentiss Properties Trust (REIT)                             15,500       558,000
PS Business Parks, Inc. (REIT)                                2,900       115,565
RAIT Investment Trust (REIT)                                  3,100        84,785
Realty Income Corp. (REIT)                                    5,500       247,665
Redwood Trust, Inc. (REIT)                                    3,400       212,228
Sovran Self Storage, Inc. (REIT)                              9,200       360,456
Summit Properties, Inc. (REIT)                               16,500       446,325
Sun Communities, Inc. (REIT)                                  6,800       266,492
Tanger Factory Outlet Centers, Inc. (REIT)                    5,500       246,290
Taubman Centers, Inc. (REIT)                                 18,900       488,187
Washington Real Estate Investment Trust (REIT)                9,100       275,730
                                                                    --------------
                                                                    --------------
                                                                        9,663,779

Health Care 13.3%

Biotechnology 1.3%
Albany Molecular Research, Inc.*                             36,200       347,520
deCODE Genetics, Inc.*                                       22,300       167,919
Kos Pharmaceuticals, Inc.*                                   17,700       630,297
Serologicals Corp.*                                          25,700       599,581

    The accompanying notes are an integral part of the financial statements.


                                                          Shares       Value ($)
                                                       ---------------------------
                                                       ---------------------------
Third Wave Technologies*                                     28,100       193,328
                                                                    --------------
                                                                    --------------
                                                                        1,938,645

Health Care Equipment & Supplies 3.2%
Align Technology, Inc.*                                      34,500       527,160
American Medical Systems Holdings, Inc.*                     10,400       377,208
Haemonetics Corp.*                                           16,400       538,576
Hologic, Inc.*                                                2,800        53,956
Immucor, Inc.*                                               27,000       668,250
Integra LifeSciences Holdings Corp.*                         19,800       635,778
Mentor Corp.                                                  8,000       269,440
Sola International, Inc.*                                     9,700       184,785
Ventana Medical Systems, Inc.*                               19,400       978,536
Wright Medical Group, Inc.*                                  28,600       718,432
                                                                    --------------
                                                                    --------------
                                                                        4,952,121

Health Care Providers & Services 5.4%
Allscripts Heathcare Solutions, Inc.*                        71,700       645,300
Amedisys, Inc.*                                              29,300       877,535
America Service Group, Inc.*                                 15,300       627,912
Apria Healthcare Group, Inc.*                                37,900     1,032,775
Cerner Corp.*                                                17,700       765,702
First Horizon Pharmaceutical Corp.*                          22,100       442,221
Kindred Healthcare, Inc.*                                    26,300       641,720
Lifeline Systems, Inc.*                                       4,900       119,658
Option Care, Inc.                                            39,600       612,612
PDI, Inc.*                                                   17,400       469,626
RehabCare Group, Inc.*                                       26,600       612,598
Res-Care, Inc.*                                              30,500       361,425
SFBC International, Inc.*                                    10,900       286,779
Sierra Health Services, Inc.*                                 4,400       210,892
United Surgical Partners International, Inc.*                21,200       728,220
                                                                    --------------
                                                                    --------------
                                                                        8,434,975

Pharmaceuticals 3.4%
Alpharma, Inc. "A"                                           44,600       815,734
Bentley Pharmaceuticals, Inc.*                               27,000       285,930
Bone Care International, Inc.*                               20,300       493,290
Bradley Pharmaceutical, Inc.*                                12,200       248,270
Impax Laboratories, Inc.*                                    32,400       497,664
Noven Pharmaceuticals, Inc.*                                 26,000       541,840
Perrigo Co.                                                  51,500     1,058,325
Salix Pharmaceuticals Ltd.*                                  27,400       589,648

    The accompanying notes are an integral part of the financial statements.


                                                          Shares       Value ($)
                                                       ---------------------------
                                                       ---------------------------

Valeant Pharmaceuticals International                        34,000       820,080
                                                                    --------------
                                                                    --------------
                                                                        5,350,781

Industrials 14.5%

Aerospace & Defense 1.0%
Moog, Inc. "A"*                                              16,100       584,430
Orbital Sciences Corp.*                                      49,300       563,006
Teledyne Technologies, Inc.*                                 16,700       418,168
                                                                    --------------
                                                                    --------------
                                                                        1,565,604

Airlines 1.2%
Continental Airlines, Inc. "B"*                              63,300       539,316
ExpressJet Holdings, Inc.*                                   87,500       875,875
Frontier Airlines, Inc.*                                     55,300       424,704
                                                                    --------------
                                                                    --------------
                                                                        1,839,895

Building Products 1.1%
Griffon Corp.*                                               31,800       670,980
Jacuzzi Brands, Inc.*                                        16,600       154,380
NCI Building Systems, Inc.*                                  28,600       912,340
                                                                    --------------
                                                                    --------------
                                                                        1,737,700

Commercial Services & Supplies 5.5%
Administaff, Inc.*                                           26,300       307,710
Brady Corp. "A"                                               6,000       292,620
Casella Waste Systems, Inc.*                                 36,900       436,896
Coinstar, Inc.*                                              35,700       831,810
Consolidated Graphics, Inc.*                                 20,700       867,330
CoStar Group, Inc.*                                           5,900       290,221
DiamondCluster International, Inc.*                          38,900       474,580
Imagistics International, Inc.*                              20,200       678,720
infoUSA, Inc.*                                                  300         2,673
NCO Group, Inc.*                                             20,400       549,780
Stewart Enterprises, Inc. "A"*                              105,000       729,750
Strayer Education, Inc.                                       9,000     1,035,090
TeleTech Holdings, Inc.*                                     53,800       507,872
The Advisory Board Co.                                        9,800       329,280
United Rentals, Inc.*                                        44,200       702,338
Ventiv Health, Inc.*                                         29,600       501,720
                                                                    --------------
                                                                    --------------
                                                                        8,538,390

Construction & Engineering 0.6%
Dycom Industries, Inc.*                                      33,000       936,870


    The accompanying notes are an integral part of the financial statements.


                                                          Shares       Value ($)
                                                       ---------------------------
                                                       ---------------------------
Electrical Equipment 0.8%
Genlyte Group, Inc.*                                         10,800       695,412
Vicor Corp.                                                  48,900       494,379
                                                                    --------------
                                                                    --------------
                                                                        1,189,791

Industrial Conglomerates 1.1%
ESCO Technologies, Inc.*                                      2,600       176,176
Matthews International Corp. "A"                              9,400       318,472
Tredegar Corp.                                               64,200     1,168,440
                                                                    --------------
                                                                    --------------
                                                                        1,663,088

Machinery 1.7%
Actuant Corp. "A"*                                            3,600       148,356
Astec Industries, Inc.*                                       5,000        95,600
Flowserve Corp.*                                             30,500       737,490
Kennametal, Inc.                                             11,600       523,740
The Manitowoc Co., Inc.                                      29,600     1,049,616
Wabash National Corp.*                                        5,100       140,097
                                                                    --------------
                                                                    --------------
                                                                        2,694,899

Marine 0.3%
Kirby Corp.*                                                 12,200       489,830

Road & Rail 0.8%
Covenant Transport, Inc. "A"*                                 5,000        96,600
Dollar Thrifty Automotive Group, Inc.*                       27,600       671,508
Old Dominion Freight Line, Inc.*                             11,100       319,791
SCS Transportation, Inc.*                                     5,100        96,594
                                                                    --------------
                                                                    --------------
                                                                        1,184,493

Trading Companies & Distributors 0.4%
Aviall, Inc.*                                                 7,300       148,920
Brightpoint, Inc.*                                           26,700       459,240
                                                                    --------------
                                                                    --------------
                                                                          608,160

Information Technology 16.0%

Communications Equipment 1.8%
Aspect Communications Corp.*                                 49,000       486,570
C-COR.net Corp.*                                             58,800       496,860
Ditech Communications Corp.*                                 28,500       638,115
F5 Networks, Inc.*                                           13,800       420,348
InterDigital Communication Corp.*                            37,600       613,632
ViaSat, Inc.*                                                 8,900       178,890
                                                                    --------------
                                                                    --------------
                                                                        2,834,415


    The accompanying notes are an integral part of the financial statements.


                                                          Shares       Value ($)
                                                       ---------------------------
                                                       ---------------------------
Computers & Peripherals 0.8%
Covansys Corp.*                                              10,400       120,016
Dot Hill Systems Corp.*                                      83,700       671,274
SBS Technologies, Inc.*                                      34,900       425,780
                                                                    --------------
                                                                    --------------
                                                                        1,217,070

Electronic Equipment & Instruments 3.6%
BEI Technologies, Inc. "B"                                   24,800       679,520
Checkpoint Systems, Inc.*                                    15,900       247,563
Cognex Corp.                                                 27,400       717,880
Coherenet, Inc.*                                             14,600       378,724
Digimarc Corp.*                                              48,500       438,440
Global Imaging Systems, Inc.*                                24,200       752,136
Littlefuse, Inc.*                                            26,100       901,233
MTS Systems Corp.                                            29,700       631,125
Rofin-Sinar Technologies, Inc.*                              24,200       710,996
Zygo Corp.*                                                  10,100       102,313
                                                                    --------------
                                                                    --------------
                                                                        5,559,930

Internet Software & Services 0.9%
Digital Insight Corp.*                                       10,400       141,752
EarthLink, Inc.*                                             23,700       244,110
eSPEED, INC.*                                                11,400       112,062
j2 Global Communications, Inc.*                              13,700       432,783
Openwave Systems, Inc.*                                      22,600       199,332
Watchguard Technologies, Inc.*                                4,500        21,060
WebEx Communications, Inc.*                                  15,300       333,846
                                                                    --------------
                                                                    --------------
                                                                        1,484,945

IT Consulting & Services 0.6%
Intrado, Inc.*                                               47,700       482,247
Websense, Inc.*                                              12,700       529,209
                                                                    --------------
                                                                    --------------
                                                                        1,011,456

Semiconductors & Semiconductor Equipment 3.8%
ADE Corp.*                                                   25,500       434,392
Cirrus Logic, Inc.*                                          83,100       396,387
Diodes, Inc.*                                                15,100       388,976
Integrated Device Technology, Inc.*                          61,200       583,236
LTX Corp.*                                                   28,800       155,808
Micrel, Inc.*                                                58,700       611,067
Microsemi Corp.*                                             52,500       740,250
Pixelworks, Inc.*                                            56,300       563,563
PLX Technology, Inc.*                                        57,934       417,704

    The accompanying notes are an integral part of the financial statements.


                                                          Shares       Value ($)
                                                       ---------------------------
                                                       ---------------------------
RF Micro Devices, Inc.*                                      74,300       471,062
Silicon Image, Inc.*                                         47,400       599,136
Siliconix, Inc.*                                              4,300       154,069
Standard Microsystems Corp.*                                 24,700       432,497
                                                                    --------------
                                                                    --------------
                                                                        5,948,147

Software 4.5%
ANSYS, Inc.*                                                 14,500       721,085
Aspen Technology, Inc.*                                      64,500       450,855
E.Piphany*                                                   17,600        70,928
eResearchTechnology, Inc.*                                   34,500       459,885
FactSet Research Systems, Inc.                                6,700       322,940
FileNet Corp.*                                               22,000       384,120
Hyperion Solutions Corp.*                                    21,600       734,184
MICROS Systems, Inc.*                                        16,700       836,169
MRO Software, Inc.*                                          11,900       119,000
Progress Software Corp.*                                     11,400       226,860
Quest Software, Inc.*                                        13,900       154,568
RSA Security, Inc.*                                          21,800       420,740
Sonic Solutions*                                             36,300       592,416
SS&C Technologies, Inc.                                      32,350       631,795
Transaction Systems Architects, Inc. "A"*                    21,700       403,295
Verity, Inc.*                                                22,700       292,376
Wind River Systems, Inc.*                                    11,600       141,520
                                                                    --------------
                                                                    --------------
                                                                        6,962,736

Materials 6.8%

Aerospace & Defense 0.1%
Applied Signal Technology, Inc.                               3,400       108,766

Chemicals 2.4%
Cambrex Corp.                                                31,200       684,840
FMC Corp.*                                                   11,400       553,698
Georgia Gulf Corp.                                           19,200       856,128
Macdermid, Inc.                                              12,200       353,312
NewMarket Corp.*                                             11,300       235,944
Octel Corp.                                                  11,300       240,012
Terra Industries, Inc.*                                      83,000       718,780
W.R. Grace & Co.*                                            18,800       177,660
                                                                    --------------
                                                                    --------------
                                                                        3,820,374


    The accompanying notes are an integral part of the financial statements.


                                                          Shares       Value ($)
                                                       ---------------------------
                                                       ---------------------------
Containers & Packaging 0.9%
Longview Fibre Co.                                           30,700       468,175
Silgan Holdings, Inc.                                        20,600       953,780
                                                                    --------------
                                                                    --------------
                                                                        1,421,955

Metals & Mining 2.5%
Carpenter Technology Corp.                                   20,300       969,122
Century Aluminum Co.*                                        31,800       881,814
Steel Dynamics, Inc.                                         27,700     1,069,774
Stillwater Mining Co.*                                       44,900       695,950
Titanium Metals Corp.*                                        9,100       213,486
                                                                    --------------
                                                                    --------------
                                                                        3,830,146

Paper & Forest Products 0.9%
Buckeye Technologies, Inc.*                                  24,000       267,600
Pope & Talbot, Inc.                                          46,500       818,400
Potlatch Corp.                                                6,700       313,627
                                                                    --------------
                                                                    --------------
                                                                        1,399,627

Telecommunication Services 0.9%

Diversified Telecommunication Services 0.6%
Golden Telecom Inc.                                          10,400       296,712
Ptek Holdings, Inc.*                                         72,600       622,182
Talk America Holdings, Inc.*                                 13,600        71,128
                                                                    --------------
                                                                    --------------
                                                                          990,022

Wireless Telecommunication Services 0.3%
Alamosa Holdings, Inc.*                                      43,200       330,048
At Road, Inc.*                                                9,400        39,668
                                                                    --------------
                                                                    --------------
                                                                          369,716

Utilities 1.7%

Gas Utilities 0.3%
South Jersey Industries, Inc.                                 5,100       243,525
Southern Union Co.*                                          12,300       252,150
                                                                    --------------
                                                                    --------------
                                                                          495,675

Multi-Utilities 1.4%
Energen Corp.                                                26,900     1,386,695
Sierra Pacific Resources*                                    84,000       751,800
                                                                    --------------
                                                                    --------------
                                                                        2,138,495
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Common Stocks (Cost $138,483,046)                               151,155,686


    The accompanying notes are an integral part of the financial statements.


                                                       Principal
                                                      Amount ($)     Value ($)
                                                    ---------------------------
                                                    ---------------------------

--------------------------------------------------------------------------------
 US Government Backed 0.4%
--------------------------------------------------------------------------------

US Treasury Bill, 1.38%**, 10/21/2004 (Cost $654,498)       655,000       654,498
  (b)



                                                          Shares        Value ($)
                                                       ---------------------------
                                                       ---------------------------

--------------------------------------------------------------------------------
 Cash Equivalents 2.6%
--------------------------------------------------------------------------------

Scudder Cash Management QP Trust, 1.70% (c)               3,966,561     3,966,561
  (Cost $3,966,561)


                                                               % of     Value ($)
                                                         Net Assets
                                                       ---------------------------
                                                       ---------------------------

Total Investment Portfolio (Cost $143,104,105) (a)            100.1  155,776,745
Other Assets and Liabilities, Net                             (0.1)    (144,325)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net Assets                                                    100.0  155,632,420

*   Non-income producing security.

**  Annualized yield at the time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $143,083,229. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $12,693,516. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,834,052 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,140,536.

(b) At September 30, 2004, this security has been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Scudder  Cash  Management  QP  Trust  is  managed  by  Deutsche   Investment
    Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At September 30, 2004, open futures contracts purchased were as follows:

                                         Aggregate                Unrealized
                 Expiration                 Face                  Appreciation/
Futures             Date     Contracts    Value ($)   Value ($)   (Depreciation) ($)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Russell 2000     12/16/2004      15        4,233,447  4,305,000      71,553
Index
---------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.



Financial Statements
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------


----------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of September 30, 2004
----------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Investments
  Investments in securities, at value (cost $139,137,544)          $   151,810,184
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  Investment in Scudder Cash Management QP Trust (cost $3,966,561)      3,966,561
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total investments in securities, at value (cost $143,104,105)         155,776,745
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Cash                                                                       10,000
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Receivable for Fund shares sold                                           139,050
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Dividends receivable                                                       96,452
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Interest receivable                                                         6,554
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Receivable for daily variation margin on open futures contracts            18,750
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total assets                                                          156,047,551
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Payable for Fund shares redeemed                                           83,768
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Accrued management fee                                                     96,769
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Other accrued expenses and payables                                       234,594
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total liabilities                                                         415,131
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net assets, at value                                              $   155,632,420
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                          12,672,640
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  Futures                                                                  71,553
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                   18,502,569
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Paid-in capital                                                       124,385,658
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net assets, at value                                              $   155,632,420
----------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.



----------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of September 30, 2004 (continued)
----------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Class A
Net Asset  Value and  redemption  price per
share  ($12,923,267  /  519,646 outstanding shares
of beneficial interest,  $.01 par value,  unlimited number of
shares authorized)                                                $         24.87
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Maximum offering price per share (100 / 94.25 of $24.87)          $         26.39
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Class B
Net Asset Value, offering and redemption price (subject to
contingent deferred sales charge) per share ($2,544,841 / 105,172 outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                            $         24.20
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Class C
Net Asset Value, offering and redemption price (subject to
contingent deferred sales charge) per share ($1,026,841 / 42,412 outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                            $         24.21
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Class AARP
Net Asset Value,  offering and  redemption
price per share  ($62,599,269  / 2,494,872 outstanding
shares of beneficial interest,  $.01 par value,  unlimited
number of shares authorized)                                      $         25.09
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Class S
Net Asset Value,  offering and  redemption
price per share  ($76,538,202  / 3,049,129 outstanding
shares of beneficial interest,  $.01 par value,  unlimited
number of shares authorized)                                      $         25.10
----------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.





----------------------------------------------------------------------------------
 Statement of Operations for the year ended September 30, 2004
----------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $2,050)             $     1,185,476
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Interest -- Scudder Cash Management QP Trust                                73,478
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Interest                                                                    3,987
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Income                                                            1,262,941
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Expenses:
Management fee                                                        1,079,479
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Administrative fee                                                        309,038
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Services to shareholders                                                  221,951
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Custodian and accounting fees                                              72,867
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Distribution service fees                                                  63,937
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Auditing                                                                   28,548
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Legal                                                                      15,935
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Trustees' fees and expenses                                                 5,511
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Reports to shareholders                                                    26,048
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Registration fees                                                           8,358
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Other                                                                       2,438
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total expenses before expense reductions                                1,834,110
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Expense reductions                                                        (1,753)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total expenses after expense reductions                                 1,832,357
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net investment income (loss)                                            (569,416)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                            22,318,877
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Futures                                                                 (339,228)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                                                       21,979,649
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                             (612,103)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Futures                                                                   215,517
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                                                        (396,586)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net gain (loss) on investment transactions                             21,583,063
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $    21,013,647
----------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.







----------------------------------------------------------------------------------
 Statement of Changes in Net Assets
----------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                    Years Ended September 30,
                                                       2004             2003
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Operations:
Net investment income (loss)                     $     (569,416)  $      (54,871)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                          21,979,649        2,009,362
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on          (396,586)       24,154,227
investment transactions during the period
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting       21,013,647       26,108,718
from operations
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Distributions to shareholders from:
Net realized gains:
Class A                                                (201,960)                --
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Class B                                                 (69,815)                --
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Class C                                                 (37,648)                --
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Class AARP                                           (1,678,419)                --
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Class S                                              (1,770,725)                --
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                             72,187,693       25,992,937
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Reinvestment of distributions                          3,588,425                --
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Cost of shares redeemed                             (46,856,624)     (23,722,161)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund       28,919,494        2,270,776
share transactions
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Increase (decrease) in net assets                     46,174,574       28,379,494
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net assets at beginning of period                    109,457,846       81,078,352
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net assets at end of period                      $   155,632,420  $   109,457,846
----------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.






Financial Highlights
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------


Class A
 Years Ended September 30,                    2004      2003     2002     2001a

Selected Per Share Data
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net asset value, beginning of period        $21.43   $16.02    $16.04   $18.50
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)b              (.15)    (.05)     (.08)    (.03)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     4.29     5.46       .06   (2.43)
  on investment transactions
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  Total from investment operations            4.14     5.41     (.02)   (2.46)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                               (.70)        --         --        --
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net asset value, end of period              $24.87   $21.43    $16.02   $16.04
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Return (%)c                            19.45    33.77     (.12)   (13.30)**
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)          13        5         1     .009
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratio of expenses (%)                         1.50     1.42      1.48    1.48*
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    (.62)    (.25)     (.44)   (.60)*
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                    186      164       146       48
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

a For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

*   Annualized

**  Not annualized



Class B
----------------------------------------------------------------------------------

 Years Ended September 30,                    2004      2003     2002     2001a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net asset value, beginning of period        $21.03   $15.85    $16.01   $18.50
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)b              (.33)    (.19)     (.22)    (.06)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     4.20     5.37       .06   (2.43)
  on investment transactions
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  Total from investment operations            3.87     5.18     (.16)   (2.49)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                               (.70)        --         --        --
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net asset value, end of period              $24.20   $21.03    $15.85   $16.01
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Return (%)c                           18.47d    32.68    (1.00)   (13.46)**
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)           3        2        .9      .02
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratio of expenses before expense reduction    2.32     2.25      2.28    2.28*
(%)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratio of expenses after expense reduction     2.31     2.25      2.28    2.28*
(%)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)   (1.43)   (1.08)    (1.24)   (1.40)*
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                    186      164       146       48
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------


a For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized



Class C

----------------------------------------------------------------------------------
 Years Ended September 30,                    2004      2003     2002     2001a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net asset value, beginning of period        $21.04   $15.85    $16.01   $18.50
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)b              (.33)    (.20)     (.22)    (.06)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     4.20     5.39       .06   (2.43)
  on investment transactions
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  Total from investment operations            3.87     5.19     (.16)   (2.49)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                               (.70)        --         --        --
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net asset value, end of period              $24.21   $21.04    $15.85   $16.01
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Return (%)c                            18.51    32.74    (1.00)   (13.46)**
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)           1       .9        .1     .002
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratio of expenses (%)                         2.28     2.21      2.26    2.25*
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)   (1.40)   (1.04)    (1.22)   (1.37)*
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                    186      164       146       48
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

a For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

*   Annualized

**  Not annualized



Class AARP

----------------------------------------------------------------------------------
 Years Ended September 30,              2004     2003     2002    2001     2000
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net asset value, beginning of period  $21.57   $16.09   $16.06  $18.32   $17.89
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)a        (.09)    (.01)    (.03)   (.06)    (.08)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  Net realized and unrealized gain      4.31     5.49      .06  (2.20)      .53
  (loss) on investment transactions
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  Total from investment operations      4.22     5.48      .03  (2.26)      .45
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   --        --        --       --    (.02)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  Net realized gains on investment     (.70)        --        --       --        --
  transactions
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total distributions                    (.70)        --        --       --    (.02)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net asset value, end of period        $25.09   $21.57   $16.09  $16.06   $18.32
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Return (%)                       19.70    34.06      .19  (12.34)   2.41b
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)    63       50       37      34       48
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratio of expenses before expense        1.25     1.21     1.21    1.23    1.86c
reductions (%)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratio of expenses after expense         1.25     1.21     1.21    1.23    1.73c
reductions (%)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratio of net investment income         (.37)    (.04)    (.17)   (.32)    (.46)
(loss) (%)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Portfolio turnover rate (%)              186      164      146      48       48
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.78% and 1.65%, respectively.



Class S

----------------------------------------------------------------------------------
 Years Ended September 30,           2004     2003      2002     2001     2000a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net asset value, beginning of     $21.56    $16.08   $16.05    $18.30   $18.50
period
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)b   (.08)     (.01)    (.03)     (.06)     .00c
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  Net realized and unrealized       4.32      5.49      .06    (2.19)    (.20)
  gain (loss) on investment
  transactions
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  Total from investment operations  4.24      5.48      .03    (2.25)    (.20)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions          (.70)         --        --         --        --
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net asset value, end of period    $25.10    $21.56   $16.08    $16.05   $18.30
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Return (%)                   19.80     34.08      .19    (12.30)  (1.14)**
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net assets, end of period             77        52       41        42       46
($ millions)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratio of expenses (%)               1.20      1.21     1.21      1.23   1.19d*
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratio of net investment income     (.32)     (.04)    (.17)     (.32)   (.21)*
(loss) (%)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Portfolio turnover rate (%)          186       164      146        48       48
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

a For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.

b   Based on average shares outstanding during the period.

c   Amount is less than $.005.

d The ratio of operating expenses includes a one-time reduction in reorganization costs from fiscal 2000. The ratio without this reduction was 1.24%.

*   Annualized

**  Not annualized

Notes to Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder Small Company Stock Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At  September  30,  2004,  the  Fund's  components  of  distributable   earnings
(accumulated losses) on a tax-basis were as follows:


Undistributed ordinary income*                              $  5,900,814
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Undistributed net long-term capital gains                   $ 12,652,431
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Capital loss carryforwards                                  $          --
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments   $ 12,693,516
----------------------------------------------------------------------------

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:


                                                     Years Ended September 30,

                                                       2004             2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distributions from ordinary income*              $  2,108,465     $          --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distributions from long-term capital gains       $  1,650,102     $          --
--------------------------------------------------------------------------------

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.


Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.


B. Purchases and Sales of Securities

During the year ended  September  30, 2004,  purchases  and sales of  investment
securities  (excluding  short-term   investments)  aggregated  $286,006,267  and
$261,472,854, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next
$500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

For the year ended September 30, 2004, the Advisor has agreed to reimburse the Fund $1,386 for expenses.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.50%, 0.45% and 0.45% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004 the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period October 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee                                       Total Aggregated
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Class A                                                  $     18,173
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Class B                                                         6,486
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Class C                                                         3,325
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Class AARP                                                    135,943
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Class S                                                       145,111
-------------------------------------------------------------------------
-------------------------------------------------------------------------
                                                         $    309,038
-------------------------------------------------------------------------

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).


In addition to the contractual expense limitation described above, for the period April 1, 2004 through September 30, 2004, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.34%, 1.36%, 1.36%, 1.34% and 1.34% for Class A, B, C, AARP and S,
respectively, of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustees' counsel fees and organizational and offering expenses).


Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class A, B, and C shares. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class AARP and S shares. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SCC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through September 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:



                                                                     Unpaid at
                                Total                           September 30,
Services to Shareholders       Aggregated        Waived             2004
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A                       $     23,487    $          --     $     12,311
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B                              5,355             259            2,612
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C                              2,230               --            1,081
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class AARP                          99,456               --           49,850
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class S                             77,054               --           39,523
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                              $    207,582     $        259     $    105,377
-------------------------------------------------------------------------------

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through

September 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $57,981, of which all is unpaid at September 30, 2004.


Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2004, the Distribution Fee was as follows:


                                                        Unpaid at
                                       Total          September 30,
Distribution Fee                     Aggregated           2004
----------------------------------------------------------------------
----------------------------------------------------------------------
Class B                              $     19,045     $      1,582
----------------------------------------------------------------------
----------------------------------------------------------------------
Class C                                     9,616              607
----------------------------------------------------------------------
----------------------------------------------------------------------
                                     $     28,661     $      2,189
----------------------------------------------------------------------

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2004, the Service Fee was as follows:

                                                 Unpaid at
                               Total           September 30,
Service Fee                  Aggregated            2004        Effective Rate
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                      $     26,183    $      2,924           .23%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                             6,046             998           .24%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                             3,047             407           .24%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                             $     35,276    $      4,329
------------------------------------------------------------------------------

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2004 aggregated $4,011. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended September 30, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2004, the CDSC for Class B and C shares aggregated $5,213 and $1,222, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2004 the Fund's custodian fee was reduced by $108 for custodian credit earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions


The following table summarizes share and dollar activity in the Fund:





                            Year Ended                      Year Ended
                        September 30, 2004              September 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares sold
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A               745,149    $ 18,446,587         162,865     $  3,080,060
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                57,834       1,376,337          83,403        1,522,469
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                62,358       1,485,393          40,771          757,973
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class AARP            737,195      18,199,151         470,545        9,188,149
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class S             1,320,003      32,680,225         611,109       11,444,286
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 $ 72,187,693                     $ 25,992,937
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                 8,203    $    195,311               --     $          --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                 2,608          60,805               --                --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                 1,605          37,431               --                --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class AARP             66,485       1,594,331               --                --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class S                70,943       1,700,547               --                --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 $  3,588,425                     $          --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A             (447,454)    $(10,366,672)       (26,933)     $   (482,686)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B              (48,737)     (1,152,279)        (44,628)         (788,586)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C              (64,408)     (1,516,850)         (5,825)        (106,572)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class AARP          (617,268)    (15,138,968)       (483,676)      (8,726,706)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class S             (763,174)    (18,681,855)       (770,026)     (13,617,611)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 $(46,856,624)                    $(23,722,161)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A               305,898    $  8,275,226         135,932     $  2,597,374
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                11,705         284,863          38,775          733,883
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                 (445)           5,974          34,946          651,401
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class AARP            186,412       4,654,514        (13,131)          461,443
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class S               627,772      15,698,917       (158,917)      (2,173,325)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 $ 28,919,494                     $  2,270,776
--------------------------------------------------------------------------------

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Trustees of Investment Trust and the Shareholders of Scudder Small Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Small Company Stock Fund (the "Fund") at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


Boston, Massachusetts                                PricewaterhouseCoopers LLP
November 24, 2004